                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2214
                                  ---------------------------------------------

                             Liberty Funds Trust I
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                              Russell L. Kane, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-426-3363
                                                   ----------------------------

Date of fiscal year end: May 31, 2003
                        --------------------------
Date of reporting period: May 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

[GRAPHIC]

LIBERTY HIGH YIELD
SECURITIES FUND

ANNUAL REPORT
MAY 31, 2003

ELIMINATE CLUTTER IN TWO EASY STEPS.
POINT. CLICK. LIBERTY eDelivery.

FOR MORE INFORMATION ABOUT RECEIVING YOUR SHAREHOLDER REPORTS ELECTRONICALLY, CALL US AT 800-345-6611. TO SIGN UP FOR eDelivery, VISIT US ONLINE AT www.libertyfunds.com.

[GRAPHIC]

LIBERTY HIGH YIELD
SECURITIES FUND

ANNUAL REPORT
MAY 31, 2003

ELIMINATE CLUTTER IN TWO EASY STEPS.
POINT. CLICK. LIBERTY eDelivery.

TO SIGN UP FOR eDelivery, GO TO www.icsdelivery.com.

PRESIDENT'S MESSAGE

[PHOTO OF JOSEPH R. PALOMBO]

Dear Shareholder:

Please note that the fiscal year end for Liberty High Yield Securities Fund changed from December 31 to May 31. As a result, all commentary, including this letter, covers the five-month period that ended May 31, 2003.

The US bond market continued to reward investors with solid returns throughout the period covered by this report. Bonds reported gains across all sectors as interest rates declined. However, leadership rotated from higher quality bonds, which were the top performers in the previous period, to lower quality bonds. Corporate and high-yield bonds rebounded as investors became more willing to take on risk.

The following report will provide you with more detailed information about the performance of Liberty High Yield Securities Fund and the strategies used by the fund's managers -- Thomas A. LaPointe, Kevin L. Cronk and June M. Giroux.

CONSOLIDATION AND A NEW NAME: COLUMBIA

I am pleased to announce that, effective April 1, 2003, six of the asset management firms brought together when Columbia Management Group, Inc. was formed were consolidated and renamed Columbia Management Advisors, Inc. (Columbia Management). This consolidation does not affect the management or investment objectives of your fund and is the next step in our efforts to create a consistent identity and to streamline our organization. By consolidating these firms, we are able to create a more efficient organizational structure and strengthen certain key functions, such as research. Although the name of the asset manager familiar to you has changed, what hasn't changed is the commitment of our specialized investment teams to a multi-disciplined approach to investing, focused on our goal of offering shareholders the best products and services.

As always, we thank you for investing in Liberty funds and for giving us the opportunity to help you build a strong financial future.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President


MEET THE NEW PRESIDENT

Joseph R. Palombo, president and chairman of the Board of Trustees for Liberty Funds, is also chief operating officer and executive vice president of Columbia Management. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.

                                                     Not FDIC  May Lose Value
                                                     Insured   -----------------
                                                               No Bank Guarantee

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE INFORMATION

VALUE OF A $10,000 INVESTMENT 5/31/93 - 5/31/03

PERFORMANCE OF A $10,000 INVESTMENT 5/31/93 - 5/31/03 ($)

                   WITHOUT     WITH
                    SALES      SALES
                   CHARGE     CHARGE
-------------------------------------
Class A             16,464     15,682
-------------------------------------
Class B             15,273     15,273
-------------------------------------
Class C             15,715     15,715
-------------------------------------
Class Z             16,646        n/a

[CHART]

                  CLASS A SHARES           CLASS A SHARES         CS FIRST BOSTON
                  WITHOUT SALES CHARGE     WITH SALES CHARGE      HIGH YIELD INDEX
 5/31/1993             $   10,000             $    9,525             $   10,000
 6/30/1993             $   10,216             $    9,731             $   10,181
 7/31/1993             $   10,299             $    9,810             $   10,287
 8/31/1993             $   10,367             $    9,874             $   10,374
 9/30/1993             $   10,405             $    9,911             $   10,433
10/31/1993             $   10,689             $   10,181             $   10,624
11/30/1993             $   10,806             $   10,292             $   10,758
12/31/1993             $   10,939             $   10,419             $   10,894
 1/31/1994             $   11,214             $   10,682             $   11,088
 2/28/1994             $   11,218             $   10,685             $   11,104
 3/31/1994             $   10,965             $   10,444             $   10,778
 4/30/1994             $   10,791             $   10,278             $   10,633
 5/31/1994             $   10,843             $   10,328             $   10,694
 6/30/1994             $   10,895             $   10,377             $   10,622
 7/31/1994             $   10,898             $   10,380             $   10,672
 8/31/1994             $   10,901             $   10,383             $   10,749
 9/30/1994             $   10,921             $   10,402             $   10,792
10/31/1994             $   10,908             $   10,390             $   10,800
11/30/1994             $   10,810             $   10,296             $   10,674
12/31/1994             $   10,899             $   10,382             $   10,787
 1/31/1995             $   11,006             $   10,483             $   10,901
 2/28/1995             $   11,289             $   10,753             $   11,169
 3/31/1995             $   11,362             $   10,823             $   11,295
 4/30/1995             $   11,632             $   11,079             $   11,546
 5/31/1995             $   11,885             $   11,321             $   11,871
 6/30/1995             $   11,942             $   11,375             $   11,950
 7/31/1995             $   12,144             $   11,567             $   12,135
 8/31/1995             $   12,165             $   11,587             $   12,169
 9/30/1995             $   12,351             $   11,764             $   12,309
10/31/1995             $   12,502             $   11,908             $   12,446
11/30/1995             $   12,578             $   11,980             $   12,504
12/31/1995             $   12,823             $   12,214             $   12,663
 1/31/1996             $   13,051             $   12,431             $   12,903
 2/29/1996             $   13,166             $   12,541             $   12,972
 3/31/1996             $   13,050             $   12,430             $   12,937
 4/30/1996             $   13,129             $   12,505             $   13,007
 5/31/1996             $   13,227             $   12,599             $   13,112
 6/30/1996             $   13,227             $   12,599             $   13,141
 7/31/1996             $   13,306             $   12,674             $   13,259
 8/31/1996             $   13,546             $   12,902             $   13,404
 9/30/1996             $   13,909             $   13,248             $   13,634
10/31/1996             $   13,909             $   13,248             $   13,749
11/30/1996             $   14,175             $   13,501             $   13,963
12/31/1996             $   14,391             $   13,708             $   14,236
 1/31/1997             $   14,517             $   13,827             $   14,339
 2/28/1997             $   14,830             $   14,126             $   14,609
 3/31/1997             $   14,535             $   13,845             $   14,445
 4/30/1997             $   14,683             $   13,986             $   14,574
 5/31/1997             $   15,048             $   14,333             $   14,867
 6/30/1997             $   15,285             $   14,559             $   15,069
 7/31/1997             $   15,654             $   14,910             $   15,389
 8/31/1997             $   15,697             $   14,952             $   15,472
 9/30/1997             $   16,071             $   15,308             $   15,778
10/31/1997             $   16,071             $   15,308             $   15,776
11/30/1997             $   16,204             $   15,435             $   15,888
12/31/1997             $   16,388             $   15,609             $   16,033
 1/31/1998             $   16,727             $   15,932             $   16,306
 2/28/1998             $   16,819             $   16,020             $   16,433
 3/31/1998             $   17,026             $   16,217             $   16,515
 4/30/1998             $   17,072             $   16,261             $   16,639
 5/31/1998             $   17,096             $   16,284             $   16,689
 6/30/1998             $   17,166             $   16,350             $   16,724
 7/31/1998             $   17,373             $   16,548             $   16,841
 8/31/1998             $   16,228             $   15,458             $   15,697
 9/30/1998             $   16,089             $   15,325             $   15,696
10/31/1998             $   15,809             $   15,058             $   15,383
11/30/1998             $   16,848             $   16,047             $   16,163
12/31/1998             $   16,741             $   15,946             $   16,126
 1/31/1999             $   17,019             $   16,211             $   16,278
 2/28/1999             $   17,040             $   16,230             $   16,244
 3/31/1999             $   17,377             $   16,552             $   16,391
 4/30/1999             $   17,680             $   16,840             $   16,754
 5/31/1999             $   17,349             $   16,525             $   16,573
 6/30/1999             $   17,450             $   16,621             $   16,581
 7/31/1999             $   17,504             $   16,672             $   16,589
 8/31/1999             $   17,425             $   16,597             $   16,442
 9/30/1999             $   17,343             $   16,519             $   16,315
10/31/1999             $   17,372             $   16,547             $   16,235
11/30/1999             $   17,664             $   16,825             $   16,456
12/31/1999             $   17,776             $   16,931             $   16,655
 1/31/2000             $   17,578             $   16,743             $   16,588
 2/29/2000             $   17,845             $   16,998             $   16,691
 3/31/2000             $   17,574             $   16,739             $   16,441
 4/30/2000             $   17,460             $   16,631             $   16,416
 5/31/2000             $   17,126             $   16,313             $   16,154
 6/30/2000             $   17,265             $   16,445             $   16,515
 7/31/2000             $   17,440             $   16,611             $   16,671
 8/31/2000             $   17,612             $   16,776             $   16,782
 9/30/2000             $   17,318             $   16,496             $   16,628
10/31/2000             $   16,561             $   15,775             $   16,111
11/30/2000             $   15,611             $   14,869             $   15,476
12/31/2000             $   15,943             $   15,186             $   15,787
 1/31/2001             $   17,201             $   16,384             $   16,733
 2/28/2001             $   17,251             $   16,432             $   16,902
 3/31/2001             $   16,587             $   15,799             $   16,565
 4/30/2001             $   16,199             $   15,429             $   16,393
 5/31/2001             $   16,348             $   15,571             $   16,721
 6/30/2001             $   15,642             $   14,899             $   16,462
 7/31/2001             $   15,629             $   14,887             $   16,638
 8/31/2001             $   15,745             $   14,997             $   16,871
 9/30/2001             $   14,482             $   13,794             $   15,807
10/31/2001             $   15,005             $   14,292             $   16,167
11/30/2001             $   15,533             $   14,795             $   16,689
12/31/2001             $   15,500             $   14,764             $   16,699
 1/31/2002             $   15,661             $   14,918             $   16,854
 2/28/2002             $   15,384             $   14,654             $   16,735
 3/31/2002             $   15,650             $   14,907             $   17,118
 4/30/2002             $   15,782             $   15,032             $   17,390
 5/31/2002             $   15,567             $   14,828             $   17,329
 6/30/2002             $   14,790             $   14,088             $   16,725
 7/31/2002             $   14,381             $   13,698             $   16,246
 8/31/2002             $   14,431             $   13,746             $   16,457
 9/30/2002             $   14,301             $   13,622             $   16,255
10/31/2002             $   14,152             $   13,480             $   16,156
11/30/2002             $   14,733             $   14,033             $   17,010
12/31/2002             $   14,839             $   14,134             $   17,218
 1/31/2003             $   15,131             $   14,412             $   17,686
 2/28/2003             $   15,314             $   14,587             $   17,948
 3/31/2003             $   15,611             $   14,870             $   18,408
 4/30/2003             $   16,401             $   15,622             $   19,346
 5/31/2003             $   16,464             $   15,682             $   19,627

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT www.libertyfunds.com FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on May 31, 1993 and reinvestment of income and capital gains distributions. The CS First Boston High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds. Unlike the fund, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/03 (%)

SHARE CLASS                      A                       B                       C                 Z
INCEPTION                     10/21/71                 6/8/92                 1/15/96           1/8/99
--------------------------------------------------------------------------------------------------------
                        WITHOUT      WITH       WITHOUT      WITH       WITHOUT      WITH       WITHOUT
                         SALES       SALES       SALES       SALES       SALES       SALES       SALES
                        CHARGE      CHARGE      CHARGE      CHARGE      CHARGE      CHARGE      CHARGE
--------------------------------------------------------------------------------------------------------
5-month (cumulative)       11.01        5.74       10.67        5.67       10.74        9.74       11.12
--------------------------------------------------------------------------------------------------------
1-year                      5.82        0.80        5.04        0.21        5.19        4.23        6.08
--------------------------------------------------------------------------------------------------------
5-year                     -0.74       -1.70       -1.49       -1.74       -1.34       -1.34       -0.52
--------------------------------------------------------------------------------------------------------
10-year                     5.11        4.60        4.33        4.33        4.62        4.62        5.23
--------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)

SHARE CLASS                      A                       B                       C                 Z
--------------------------------------------------------------------------------------------------------
                        WITHOUT      WITH       WITHOUT      WITH       WITHOUT      WITH       WITHOUT
                         SALES       SALES       SALES       SALES       SALES       SALES       SALES
                        CHARGE      CHARGE      CHARGE      CHARGE      CHARGE      CHARGE      CHARGE
--------------------------------------------------------------------------------------------------------
5-month (cumulative)       10.30        5.06        9.97        4.97       10.04        9.04       10.41
--------------------------------------------------------------------------------------------------------
1-year                     -0.26       -4.99       -1.00       -5.54       -0.85       -1.76       -0.01
--------------------------------------------------------------------------------------------------------
5-year                     -1.72        2.67       -2.47        2.72       -2.31        2.31       -1.51
--------------------------------------------------------------------------------------------------------
10-year                     4.86        4.35        4.08        4.08        4.38        4.38        4.97
--------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year
- 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes C and Z share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g., rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of class C shares would have been lower, and class Z shares would have been higher.

SEC YIELDS AS OF 5/31/03 (%)(1)

Class A        7.54
Class B        7.16
Class C        7.31
Class Z        8.18

(1) The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield for class C shares would have been 7.16%

TOP 10 ISSUERS AS OF 5/31/03 (%)

Huntsman ICI                             1.9
Allied Waste North America               1.7
Nextel Communications                    1.7
Charter Communications Holdings          1.3
Qwest Corp.                              1.3
CSC Holdings                             1.2
D.R. Horton, Inc.                        1.0
AES Corp.                                1.0
Quebecor Media                           0.9
Amscan Holdings                          0.9

QUALITY BREAKDOWN AS OF 5/31/03 (%)

AAA                                      2.5
BBB                                      1.6
BB                                      20.1
B                                       48.8
CCC                                     14.9
CC                                       5.3
D                                        0.4
Not rated                                1.3
Equity, preferred stock                  2.6
Other net assets                         2.5

Portfolio holdings and quality breakdown are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and quality breakdown in the future.

Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies:
Standard and Poor's Corporation, Moody's Investor Service, Inc. The "Other" category represents the total of other assets and liabilities.

PORTFOLIO MANAGERS' REPORT

The Board of Trustees for Liberty High Yield Securities Fund approved the change of the fund's fiscal year end from December to May. As a result, this report covers the five-month period since the last shareholder report. The next report you will receive will be a semiannual report for the six-month period through November 2003.

For the five-month period ended May 31, 2003, the class A shares of Liberty High Yield Securities Fund returned 11.01% without sales charge. This return was lower than the fund's benchmark. The CS First Boston High Yield Index returned 13.99% for the period. The fund's underweight exposure to the top-performing utilities, fiber and long-distance and information technology sectors was lower than its benchmark and hurt the fund's relative performance. We believe the fund fell short of the average return of its peer group for the same reason. The Lipper High Current Yield Funds Category average was 11.75% for the same period.(1)

HIGH-YIELD BONDS CATCH A WAVE

At the beginning of the period, investors were nervous about the impending war in Iraq and the war's potentially negative impact on an already vulnerable US economy. Investor concern was heightened by widely publicized reports of corporate malfeasance, including allegations of insider trading and accounting irregularities. These factors also weighed on the high-yield market. At the end of 2002, investors required a yield premium of more than nine percentage points over comparable-maturity Treasuries to invest in high-yield bonds. By the end of the period, after a swift resolution to the Iraqi conflict, that premium had compressed by almost two percentage points, and high-yield bond prices rose. Banks exhibited a strong willingness to lend, and even companies with relatively high debt loads had easier access to cash. In this environment, high-yield securities looked attractive to many investors who might otherwise have pursued stocks. The inflow of money into the sector outpaced the issuance of new bonds, and this wave of positive influences buoyed high-yield bonds to attractive returns. Investments in CCC-rated bonds yielded the greatest returns during the period, and the fund's relative underweight in these distressed securities also contributed to its underperformance.

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

CATCHING UP WITH THE RALLY

In February 2003, we began to increase the fund's exposure to the utility, fiber and long distance and information technology sectors. As banks became more accommodating in their lending policies, the probability of default for the issuers in these sectors came down and made these investments more attractive. While the fund did not fully participate in the rally in these securities, we did capture incremental return by making these portfolio shifts. Even so, the fund's exposure to utilities continues to be lower than the benchmark's 11% weighting because we believe that the downside risk of such an industry concentration is significant.

CONTINUING OPPORTUNITY AMID ECONOMIC UNCERTAINTY

We expect the environment for high-yield bonds to remain favorable if the US economy meets our expectation for gradual growth. We expect the default rate to continue to decline as corporate profits stabilize and lenders continue to provide easy access to credit. We expect to continue to build our portfolio around single-B rated bonds, but we will likely also seek opportunities in lower-rated issues when we think we are being adequately compensated for the risk. While the yield premium has narrowed from the beginning of the year, we believe the high-yield market continues to offer attractive return potential.

/s/ Thomas A. LaPointe,
/s/ June M. Giroux
/s/ Kevin L. Cronk

Thomas A. LaPointe, CFA, June M. Giroux, CFA, and Kevin L. Cronk, CFA are vice presidents of Columbia Management Advisors, Inc. (Columbia Management). The three are members of the firm's high-yield portfolio management team and have co-managed the fund since February 2003. Mr. LaPointe joined Columbia Management in February 1999, Mr. Cronk in August 1999 and Ms. Giroux in September 2000. Prior to February 2003, Scott B. Richards was the fund's manager.

NET ASSET VALUE PER SHARE as of 5/31/03 ($)

         class A                  4.30
         class B                  4.30
         class C                  4.30
         class Z                  4.30

DISTRIBUTIONS DECLARED PER SHARE
1/1/03 - 5/31/03 ($)

         class A                  0.15
         class B                  0.13
         class C                  0.13
         class Z                  0.15

PORTFOLIO STRUCTURE AS OF 5/31/03 (%)

Corporate bonds                   92.2
Cash & equivalents                 2.4
Preferred stock                    1.8
Common stock                       0.8
Warrants                           0.3

Portfolio structure is calculated as a percentage of net assets.

[CHART]

MATURITY BREAKDOWN AS OF 5/31/03 (%)

0 - 3 years                        1.1%
3 - 5 years                       15.7%
5 - 7 years                       32.6%
7 - 10 years                      40.6%
10 - 15 years                      2.2%
20 - 30 years                      0.3%
Equity, preferred stock            2.6%
Repurchase agreement               2.4%
Other net assets                   2.5%

Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Maturity breakdown is calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these maturity breakdowns in the future.

Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments. Investing in emerging markets involves certain risks as they may be subject to a greater degree of social, political, currency and economic instability.

INVESTMENT PORTFOLIO

May 31, 2003

CORPORATE FIXED-INCOME
BONDS & NOTES - 92.2%                                            PAR             VALUE
--------------------------------------------------------------------------------------
CONSTRUCTION - 3.0%

BUILDING CONSTRUCTION - 3.0%
Associated Materials, Inc.,
   9.750% 04/15/12                                   $     2,585,000   $     2,804,725
Atrium Companies, Inc.,
   10.500% 05/01/09                                        1,655,000         1,721,200
D.R. Horton, Inc.,
   9.750% 09/15/10                                         7,400,000         8,177,000
K. Hovnanian Enterprises, Inc.:
   8.875% 04/01/12                                         1,435,000         1,535,450
   10.500% 10/01/07                                        2,930,000         3,398,800
Standard Pacific Corp.,
   9.250% 04/15/12                                         3,425,000         3,647,625
William Lyon Homes, Inc.,
   10.750% 04/01/13                                        1,730,000         1,790,550
                                                                       ---------------
                                                                            23,075,350
                                                                       ---------------

CONSUMER STAPLES - 0.6%

HOUSEHOLD PRODUCTS - 0.6%
Armkell LLC,
   9.500% 08/15/09                                         1,540,000         1,724,800
Playtex Products, Inc.,
   9.375% 06/01/11                                         3,055,000         3,268,850
                                                                       ---------------
                                                                             4,993,650
                                                                       ---------------

FINANCE, INSURANCE & REAL ESTATE - 1.7%

FINANCIAL SERVICES - 0.6%
MDP Acquisitions PLC,
   9.625% 10/01/12                                         4,600,000         4,899,000
                                                                       ---------------
INSURANCE AGENTS & BROKERS - 0.4%
Willis Corroon Corp.,
   9.000% 02/01/09                                         2,400,000         2,568,000
                                                                       ---------------
REAL ESTATE - 0.7%
Forest City Enterprises, Inc.,
   7.625% 06/01/15                                         1,390,000         1,417,800
iStar Financial, Inc.,
   8.750% 08/15/08                                         1,925,000         2,069,375
Thornburg Mortgage, Inc.,
   8.000% 05/15/13                                         2,085,000         2,085,000
                                                                       ---------------
                                                                             5,572,175
                                                                       ---------------

INDUSTRIALS - 0.7%

CONSTRUCTION & FARM MACHINERY - 0.4%
Cummins, Inc.,
   9.500% 12/01/10                                         2,410,000         2,614,850
                                                                       ---------------
INDUSTRIAL CONGLOMERATE - 0.3%
SPX Corp.,
   7.500% 01/01/13                                         2,285,000         2,444,950
                                                                       ---------------

MANUFACTURING - 29.0%

APPAREL - 0.8%
Levi Strauss & Co.,
   12.250% 12/15/12 (a)                              $     2,250,000   $     1,867,500
Phillips Van-Heusen,
   8.125% 05/01/13 (a)                                     1,000,000         1,020,000
William Carter Co.,
   10.875% 08/15/11                                        2,950,000         3,333,500
                                                                       ---------------
                                                                             6,221,000
                                                                       ---------------

AUTO PARTS & EQUIPMENT - 0.7%
Accuride Corp., Series 1998 B,
   9.250% 02/01/08                                         1,075,000           962,125
Rexnord Corp.,
   10.125% 12/15/12 (a)                                    1,105,000         1,215,500
TRW Automotive, Inc.,
   11.000% 02/15/13 (a)                                    3,000,000         3,120,000
                                                                       ---------------
                                                                             5,297,625
                                                                       ---------------

CHEMICALS & ALLIED PRODUCTS - 6.0%
Avecia Group PLC,
   11.000% 07/01/09                                        2,805,000         2,580,600
Equistar Chemical Funding LP,
   10.125% 09/01/08                                        1,985,000         2,014,775
FMC Corp.,
   10.250% 11/01/09                                        3,510,000         3,975,075
Huntsman ICI Chemicals,
   10.125% 07/01/09                                        2,550,000         2,416,125
Huntsman ICI Holdings LLC,
   (b) 12/31/09                                           30,775,000        12,310,000
Koppers Industries, Inc.,
   9.875% 12/01/07                                         4,060,000         4,141,200
Lyondell Chemical Co.,
   9.625% 05/01/07                                         5,560,000         5,490,500
MacDermid, Inc.,
   9.125% 07/15/11                                         3,075,000         3,397,875
Polyone Corp.,
   10.625% 05/15/10 (a)                                    2,125,000         2,082,500
Terra Capital, Inc.,
   12.875% 10/15/08                                        5,345,000         5,879,500
Texas Petrochemicals Corp.,
   11.125% 07/01/06                                        7,850,000         2,669,000
                                                                       ---------------
                                                                            46,957,150
                                                                       ---------------

ELECTRONIC & ELECTRICAL EQUIPMENT - 1.5%
Amkor Technology, Inc.:
   7.750% 05/15/13 (a)                                     1,045,000           992,750
   9.250% 02/15/08                                         3,260,000         3,406,700
   10.500% 05/01/09                                        2,230,000         2,218,850
Flextronics International Ltd.,
   9.875% 07/01/10                                         4,500,000         4,950,000
                                                                       ---------------
                                                                            11,568,300
                                                                       ---------------

See notes to investment portfolio.

                                                                 PAR             VALUE
--------------------------------------------------------------------------------------
FABRICATED METAL - 0.4%
Earle M. Jorgensen Co.,
   9.750% 06/01/12                                   $     3,400,000   $     3,553,000
                                                                       ---------------

FOOD & KINDRED PRODUCTS - 2.8%
Constellation Brands, Inc.,
   8.125% 01/15/12                                         2,000,000         2,095,000
Del Monte Corp.,
   9.250% 05/15/11                                         1,925,000         2,093,437
Dole Food Co., Inc.,
   8.625% 05/01/09                                         3,530,000         3,741,800
Premier International Foods PLC,
   12.000% 09/01/09                                        5,750,000         6,325,000
Roundy's, Inc.,
   8.875% 06/15/12                                         3,475,000         3,648,750
Smithfield Foods, Inc.,
   8.000% 10/15/09                                         3,665,000         3,765,788
                                                                       ---------------
                                                                            21,669,775
                                                                       ---------------

FURNITURE & FIXTURES - 0.7%
Congoleum Corp.,
   8.625% 08/01/08                                         1,755,000         1,009,125
Juno Lighting, Inc.,
   11.875% 07/01/09                                        2,340,000         2,480,400
Simmons Co.,
   10.250% 03/15/09                                        1,735,000         1,856,450
                                                                       ---------------
                                                                             5,345,975
                                                                       ---------------

LUMBER & WOOD PRODUCTS - 0.7%
Georgia-Pacific Corp.:
   8.875% 02/01/10                                         4,580,000         4,774,650
   8.875% 05/15/31                                           400,000           374,000
                                                                       ---------------
                                                                             5,148,650
                                                                       ---------------

MACHINERY & COMPUTER EQUIPMENT - 0.3%
United Rentals, Inc.,
   10.750% 04/15/08                                        2,150,000         2,289,750
                                                                       ---------------

MEASURING & ANALYZING INSTRUMENTS - 0.4%
Fisher Scientific International, Inc.:
   8.125% 05/01/12 (a)                                       550,000           589,875
   8.125% 05/01/12                                         2,475,000         2,654,437
                                                                       ---------------
                                                                             3,244,312
                                                                       ---------------

MISCELLANEOUS MANUFACTURING - 4.5%
Actuant Corp.,
   13.000% 05/01/09                                        3,006,000         3,517,020
Agco Corp.,
   9.500% 05/01/08                                         3,100,000         3,379,000
Amscan Holdings, Inc.,
   9.875% 12/15/07                                         7,000,000         7,000,000
Applied Extrusion Technologies, Inc.,
   10.750% 07/01/11                                        2,295,000         1,744,200
Flowserve Corp.,
   12.250% 08/15/10                                  $     2,759,000   $     3,172,850
Hexcel Corp.:
   9.750% 01/15/09                                         1,800,000         1,741,500
   9.875% 10/01/08 (a)                                       525,000           559,125
Owens-Illinois, Inc.:
   7.150% 05/15/06                                         1,265,000         1,265,000
   7.350% 05/15/08                                         3,050,000         2,973,750
   8.100% 05/15/07                                         1,000,000         1,000,000
Tekni-Plex, Inc.,
   12.750% 06/15/10                                        6,025,000         5,889,438
Terex Corp.,  Series 2001 B,
   10.375% 04/01/11                                        2,815,000         2,997,975
                                                                       ---------------
                                                                            35,239,858
                                                                       ---------------

PAPER PRODUCTS - 2.0%
Buckeye Technologies, Inc.,
   9.250% 09/15/08                                         1,980,000         1,861,200
Caraustar Industries, Inc.,
   9.875% 04/01/11                                         3,675,000         3,785,250
Norske Skog Canada Ltd.,
   8.625% 06/15/11 (a)                                     1,200,000         1,236,000
Riverwood International Corp.,
   10.875% 04/01/08                                        4,525,000         4,655,094
Smurfit-Stone Container Corp.,
   8.250% 10/01/12                                         2,175,000         2,283,750
Tembec Industries, Inc.,
   8.500% 02/01/11                                         1,860,000         1,832,100
                                                                       ---------------
                                                                            15,653,394
                                                                       ---------------

PRIMARY METAL - 0.6%
Kaiser Aluminum &
   Chemical Corp.,
   10.875% 10/15/06 (c)                                    5,400,000         3,618,000
WCI Steel, Inc.,
   10.000% 12/01/04 (d)                                    4,615,000         1,153,750
Wheeling-Pittsburgh Corp.,
   9.250% 11/15/07 (c)                                    10,150,000            50,750
                                                                       ---------------
                                                                             4,822,500
                                                                       ---------------

PRINTING & PUBLISHING - 4.3%
American Greetings Corp.,
   11.750% 07/15/08                                        2,580,000         2,915,400
Dex Media East LLC,
   12.125% 11/15/12                                        4,435,000         5,211,125
Hollinger, Inc.,
   11.875% 03/01/11 (a)                                    2,445,000         2,555,025
Moore North America
   Finance, Inc.,
   7.875% 01/15/11                                         1,385,000         1,454,250
PriMedia, Inc.,
   8.875% 05/15/11                                         4,665,000         4,851,600

See notes to investment portfolio.

                                                                 PAR             VALUE
--------------------------------------------------------------------------------------
PRINTING & PUBLISHING (CONTINUED)
Quebecor Media, Inc.,
   11.125% 07/15/11                                  $     6,360,000   $     7,059,600
Von Hoffman Corp.,
   10.250% 03/15/09                                        3,750,000         3,900,000
Yell Finance BV,
   10.750% 08/01/11                                        4,715,000         5,257,225
                                                                       ---------------
                                                                            33,204,225
                                                                       ---------------

STONE, CLAY, GLASS & CONCRETE - 0.5%
Crown European Holdings SA,
   10.875% 03/01/13 (a)                                    2,550,000         2,690,250
Owens-Brockway Glass
   Container,
   8.250% 05/15/13 (a)                                     1,045,000         1,050,225
                                                                       ---------------
                                                                             3,740,475
                                                                       ---------------

TRANSPORTATION EQUIPMENT - 2.8%
Allied Holdings, Inc.,
   Series 1997 B,
   8.625% 10/01/07                                         1,835,000         1,412,950
Collins & Aikman Products Co.:
   9.750% 02/15/10                                         1,600,000         1,632,000
   10.750% 12/31/11                                        4,805,000         4,156,325
Dana Corp.:
   9.000% 08/15/11                                         1,860,000         1,939,050
   10.125% 03/15/10                                        2,075,000         2,246,187
Dura Operating Corp.:
   8.625% 04/15/12                                         2,875,000         2,867,812
   9.000% 05/01/09                                         2,000,000         1,770,000
Lear Corp.,
   8.110% 05/15/09                                         4,680,000         5,253,300
Newcor, Inc.,
   6.000% 01/31/13 (e)                                       847,510           367,997
                                                                       ---------------
                                                                            21,645,621
                                                                       ---------------

MINING & ENERGY - 5.7%

METALS & MINING - 1.2%
Metallurg, Inc.,
   11.000% 12/01/07                                        8,700,000         5,220,000
TriMas Corp.:
   9.875% 06/15/12 (a)                                     1,355,000         1,382,100
   9.875% 06/15/12                                         2,905,000         2,963,100
                                                                       ---------------
                                                                             9,565,200
                                                                       ---------------

OIL & GAS EXTRACTION - 3.6%
Benton Oil & Gas Co.,
   9.375% 11/01/07                                         2,565,000         2,205,900
Chesapeake Energy Corp.:
   7.750% 01/15/15                                         2,455,000         2,577,750
   8.125% 04/01/11                                           915,000           974,475
CIA Petrolifera Marlim,
   13.125% 12/17/04 (a)                                      100,000           106,000
Citgo Petroleum Corp.,
   11.375% 02/01/11 (a)                              $     1,000,000   $     1,115,000
Compton Petroleum Corp.,
   9.900% 05/15/09                                         2,575,000         2,793,875
Denbury Resources, Inc.,
   7.500% 04/01/13 (a)                                     1,410,000         1,452,300
Encore Acquisition Co.,
   8.375% 06/15/12                                         2,870,000         3,042,200
Forest Oil Corp.,
   8.000% 06/15/08                                         3,160,000         3,333,800
Frontier Escrow Corp.,
   8.000% 04/15/13 (a)                                       700,000           721,000
Magnum Hunter Resources, Inc.,
   9.600% 03/15/12                                         2,135,000         2,327,150
Mariner Energy, Inc.,
   10.500% 08/01/06                                        2,920,000         2,927,300
Pioneer Natural Resources Co.,
   7.500% 04/15/12                                           920,000         1,030,400
Stone Energy Corp.,
   8.250% 12/15/11                                         1,690,000         1,808,300
TransTexas Gas Corp.,
   15.000% 03/15/05 (d)                                      475,296           142,589
Trico Marine Services, Inc.,
   8.875% 05/15/12                                         2,110,000         1,856,800
                                                                       ---------------
                                                                            28,414,839
                                                                       ---------------

OIL & GAS FIELD SERVICES - 0.9%
Newpark Resources, Inc.,
   8.625% 12/15/07                                         2,450,000         2,450,000
Premcor Refining Group:
   9.250% 02/01/10 (a)                                     1,365,000         1,501,500
   9.500% 02/01/13 (a)                                     1,700,000         1,895,500
Tesoro Petroleum Corp.,
   8.000% 04/15/08                                           890,000           890,000
                                                                       ---------------
                                                                             6,737,000
                                                                       ---------------

RETAIL TRADE - 2.9%

APPAREL & ACCESSORY STORES - 0.5%
Gap, Inc.,
   8.800% 12/15/08                                         2,330,000         2,819,300
Saks, Inc.,
   8.250% 11/15/08                                           870,000           922,200
                                                                       ---------------
                                                                             3,741,500
                                                                       ---------------

FOOD STORES - 0.5%
Michael Foods, Inc.,
   11.750% 04/01/11                                        1,250,000         1,421,875
Winn Dixie Stores, Inc.,
   8.875% 04/01/08                                         2,665,000         2,864,875
                                                                       ---------------
                                                                             4,286,750
                                                                       ---------------

MISCELLANEOUS RETAIL - 1.5%
JC Penney Co., Inc.,
   8.000% 03/01/10                                         3,435,000         3,503,700

See notes to investment portfolio.

                                                                 PAR             VALUE
--------------------------------------------------------------------------------------
MISCELLANEOUS RETAIL (CONTINUED)
Rite Aid Corp.:
   8.125% 05/01/10 (a)                               $     1,955,000   $     1,994,100
   9.250% 06/01/13 (a)                                     2,950,000         2,854,125
Steinway Musical
   Instruments, Inc.,
   8.750% 04/15/11                                         3,400,000         3,315,000
                                                                       ---------------
                                                                            11,666,925
                                                                       ---------------

RESTAURANTS - 0.4%
Yum! Brands, Inc.,
   7.700% 07/01/12                                         2,775,000         3,101,063
                                                                       ---------------

SERVICES - 16.5%

AMUSEMENT & RECREATION - 8.2%
Ameristar Casinos, Inc.,
   10.750% 02/15/09                                        3,185,000         3,535,350
Argosy Gaming Co.,
   10.750% 06/01/09                                        3,895,000         4,245,550
Boyd Gaming Corp.,
   8.750% 04/15/12                                         1,090,000         1,166,300
Circus & Eldorado/Silver
   Legacy Capital Corp.,
   10.125% 03/01/12                                        4,040,000         3,853,150
Coast Hotels & Casinos, Inc.,
   9.500% 04/01/09                                         4,375,000         4,637,500
Hollywood Casino Shreveport,
   13.000% 08/01/06                                        5,130,000         3,693,600
Hollywood Entertainment Corp.,
   9.625% 03/15/11                                         2,925,000         3,115,125
Hollywood Park, Inc.,
   9.500% 08/01/07                                           225,000           218,250
Horseshoe Gaming LLC,
   8.625% 05/15/09                                           400,000           422,000
Majestic Investor Holdings,
   11.653% 11/30/07                                        1,700,000         1,683,000
Mohegan Tribal Gaming
   Authority:
   8.000% 04/01/12                                         2,325,000         2,452,875
   8.375% 07/01/11                                         1,450,000         1,540,625
Park Place Entertainment Corp.,
   9.375% 02/15/07                                         3,290,000         3,569,650
Penn National Gaming, Inc.,
   11.125% 03/01/08                                        3,330,000         3,663,000
Pinnacle Entertainment, Inc.,
   9.250% 02/15/07 (a)                                     6,750,000         6,522,187
Regal Cinemas, Inc.,
   9.375% 02/01/12                                         4,625,000         5,006,563
Six Flags, Inc.,
   9.500% 02/01/09                                         6,475,000         6,458,813
Town Sports International,
   9.625% 04/15/11 (a)                                     1,400,000         1,452,500
Venetian Casino Resort LLC,
   11.000% 06/15/10 (a)                              $     3,660,000   $     3,998,550
Wynn Las Vegas LLC,
   12.000% 11/01/10                                        2,500,000         2,700,000
                                                                       ---------------
                                                                            63,934,588
                                                                       ---------------

BUSINESS SERVICES - 0.2%
Iron Mountain, Inc.,
   7.750% 01/15/15                                         1,590,000         1,697,325
                                                                       ---------------

FUNERAL SERVICES - 1.0%
Service Corp. International,
   7.700% 04/15/09                                         5,010,000         5,085,150
Stewart Enterprises, Inc.,
   10.750% 07/01/08                                        2,575,000         2,871,125
                                                                       ---------------
                                                                             7,956,275
                                                                       ---------------

HEALTH SERVICES - 4.9%
AmerisourceBergen Corp.:
   7.250% 11/15/12 (a)                                     1,720,000         1,857,600
   8.125% 09/01/08                                         3,140,000         3,446,150
Coventry Health Care, Inc.,
   8.125% 02/15/12                                         4,190,000         4,525,200
HCA, Inc.,
   8.750% 09/01/10                                         2,920,000         3,514,074
IASIS Healthcare Corp.,
   13.000% 10/15/09                                        2,665,000         2,958,150
InSight Health Services Corp.:
   9.875% 11/01/11                                         2,900,000         2,827,500
Magellan Health Services, Inc.,
   9.375% 11/15/07 (a)(c)                                  3,080,000         2,972,200
MedQuest, Inc.,
   11.875% 08/15/12 (a)                                    4,200,000         4,095,000
PacifiCare Health
   Systems, Inc.,
   10.750% 06/01/09                                        4,395,000         4,834,500
Tenet Healthcare Corp.,
   6.375% 12/01/11                                         3,625,000         3,516,250
United Surgical Partners
   International, Inc.,
   10.000% 12/15/11                                        3,600,000         3,888,000
                                                                       ---------------
                                                                            38,434,624
                                                                       ---------------

HOTELS, CAMPS & LODGING - 1.3%
Hard Rock Hotel, Inc.,
   8.875% 06/01/13 (a)                                     1,260,000         1,294,650
Host Marriott LP,
   9.500% 01/15/07                                         2,750,000         2,911,563
Royal Caribbean Cruises,
   8.000% 05/15/10                                         1,050,000         1,050,000
Starwood Hotels & Resorts
   Worldwide, Inc.,
   7.875% 05/01/12 (a)                                     4,750,000         5,035,000
                                                                       ---------------
                                                                            10,291,213
                                                                       ---------------

See notes to investment portfolio.

                                                                 PAR             VALUE
--------------------------------------------------------------------------------------
OTHER SERVICES - 0.9%
Advanstar Communications, Inc.,
   12.000% 02/15/11                                  $     4,050,000   $     3,650,063
Corrections Corp.,
   9.875% 05/01/09 (a)                                     2,340,000         2,591,550
                                                                       ---------------
                                                                             6,241,613
                                                                       ---------------

TRANSPORTATION, COMMUNICATIONS,
   ELECTRIC, GAS & SANITARY SERVICES - 32.1%

AEROSPACE - 1.8%
BE Aerospace, Inc.,
   8.875% 05/01/11                                         3,130,000         2,284,900
Condor Systems, Inc.,
   11.875% 05/01/09 (c)                                    4,000,000           880,000
L-3 Communications Corp.,
   7.625% 06/15/12                                         3,550,000         3,860,625
Sequa Corp.,
   8.875% 04/01/08                                         1,670,000         1,753,500
TransDigm, Inc.,
   10.375% 12/01/08                                        4,750,000         4,999,375
                                                                       ---------------
                                                                            13,778,400
                                                                       ---------------

AIR TRANSPORTATION - 0.7%
Northwest Airlines Corp.,
   9.875% 03/15/07                                         3,845,000         2,922,200
U.S. Airways, Inc.,
   10.375% 03/01/13 (d)                                   11,034,000         2,758,500
                                                                       ---------------
                                                                             5,680,700
                                                                       ---------------

BROADCASTING - 2.1%
Canwest Media, Inc.,
   10.625% 05/15/11                                        4,775,000         5,395,750
Corus Entertainment, Inc.,
   8.750% 03/01/12                                         1,465,000         1,556,562
Emmis Communications Corp.,
   (f) 03/15/11
   (12.500% 03/15/06)                                      3,325,000         2,842,875
Sinclair Broadcast Group, Inc.,
   8.750% 12/15/11                                         1,000,000         1,082,500
TV Azteca SA de CV,
   10.500% 02/15/07                                        5,970,000         5,850,600
                                                                       ---------------
                                                                            16,728,287
                                                                       ---------------

CABLE - 4.7%
Charter Communications
   Holdings LLC:
   (f) 04/01/11
   (9.920% 04/01/04)                                      15,210,000         9,430,200
   10.000% 04/01/09                                        1,515,000         1,090,800
Comcast UK Cable Partners Ltd.,
   11.200% 11/15/07                                        5,800,000         5,278,000
CSC Holdings, Inc.,
   7.625% 04/01/11                                   $     2,405,000   $     2,453,100
DirecTV Holdings Finance LLC,
   8.375% 03/15/13 (a)                                     2,395,000         2,646,475
EchoStar DBS Corp.:
   9.125% 01/15/09                                         1,725,000         1,919,062
   9.375% 02/01/09                                         2,000,000         2,145,000
Insight Communications Co.,
   (f) 02/15/11
   (12.250% 02/15/06)                                      4,045,000         3,114,650
Insight Midwest,
   9.750% 10/01/09 (a)                                     2,955,000         3,102,750
Northland Cable Television, Inc.,
   10.250% 11/15/07                                        5,945,000         5,499,125
                                                                       ---------------
                                                                            36,679,162
                                                                       ---------------

COMMUNICATIONS - 0.3%
XM Satellite Radio
   Holdings, Inc.,
   (f) 12/31/09
   (14.000% 12/31/05)                                      3,858,930         2,788,077
                                                                       ---------------

COMMUNICATIONS SERVICES - 1.0%
Crown Castle International Corp.:
   (f) 05/15/11
   (10.375% 05/15/04)                                      1,465,000         1,311,175
   10.750% 08/01/11                                        3,430,000         3,558,625
SBA Communications, Inc.,
   10.250% 02/01/09                                        3,315,000         2,784,600
                                                                       ---------------
                                                                             7,654,400
                                                                       ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.9%
Allied Waste North America, Inc.:
   Series 1999 B,
   10.000% 08/01/09                                        4,955,000         5,202,750
   Series 2001 B,
   8.500% 12/01/08                                         7,500,000         7,931,250
HydroChem Industrial Services,
   10.375% 08/01/07                                        5,605,000         4,203,750
Illinova Corp.,
   11.500% 12/15/10 (a)                                    1,875,000         2,100,000
Mirant Americas
   Generation, Inc.,
   8.300% 05/01/11                                         4,015,000         2,549,525
Mission Energy Holding Co.,
   13.500% 07/15/08                                        1,050,000           682,500
                                                                       ---------------
                                                                            22,669,775
                                                                       ---------------

ELECTRIC SERVICES - 4.8%
AES Corp.:
   9.000% 05/15/15 (a)                                     2,265,000         2,310,300
   9.375% 09/15/10                                            78,000            73,710
   9.500% 06/01/09                                         5,408,000         5,137,600
Beaver Valley Funding Corp.,
   9.000% 06/01/17                                         2,710,000         3,282,352

See notes to investment portfolio.

                                                                 PAR             VALUE
--------------------------------------------------------------------------------------
ELECTRIC SERVICES (CONTINUED)
Caithness Coso Funding Corp.,
   Series 1999 B,
   9.050% 12/15/09                                   $     3,944,629   $     4,112,276
Calpine Corp.:
   8.500% 02/15/11                                         7,220,000         4,909,600
   8.625% 08/15/10                                         1,710,000         1,154,250
CMS Energy Corp.,
   8.900% 07/15/08                                         3,600,000         3,582,000
Edison Mission Energy,
   9.875% 04/15/11                                         2,440,000         2,086,200
Nevada Power Co.,
   10.875% 10/15/09 (a)                                    2,765,000         3,055,325
Orion Power Holdings, Inc.,
   12.000% 05/01/10                                        1,400,000         1,515,500
PSE&G Energy Holdings, Inc.,
   8.625% 02/15/08                                         2,955,000         3,191,400
UCAR Finance, Inc.,
   10.250% 02/15/12                                        2,890,000         2,759,950
                                                                       ---------------
                                                                            37,170,463
                                                                       ---------------

MARINE TRANSPORTATION - 0.2%
Teekay Shipping Corp.,
   8.875% 07/15/11                                         1,435,000         1,535,450
                                                                       ---------------

MOTOR FREIGHT & WAREHOUSING - 0.2%
QDI LLC:
   12.000% 06/15/09 PIK (a)                                  794,876           118,238
   12.500% 06/15/08 PIK                                    3,342,000         1,332,623
                                                                       ---------------
                                                                             1,450,861
                                                                       ---------------

PIPELINES - 3.0%
Coastal Corp.,
   7.750% 06/15/10                                         4,740,000         4,171,200
Dynegy Holdings, Inc.,
   8.750% 02/15/12                                         2,475,000         2,178,000
El Paso Corp.,
   7.750% 06/01/13                                         2,750,000         2,743,125
Gulfterra Energy Partners:
   8.500% 06/01/10 (a)                                     1,580,000         1,682,700
   8.500% 06/01/11                                           675,000           718,875
Northwest Pipeline Corp.,
   8.125% 03/01/10                                         1,040,000         1,144,302
Sonat, Inc.,
   7.625% 07/15/11                                         2,710,000         2,317,050
Southern Natural Gas,
   8.875% 03/15/10                                         2,030,000         2,202,550
Williams Companies, Inc.,
   8.125% 03/15/12                                         5,980,000         5,920,200
                                                                       ---------------
                                                                            23,078,002
                                                                       ---------------

POLLUTION CONTROL - 0.2%
Envirosource, Inc.,
   14.000% 12/15/08                                        1,710,534         1,539,481
                                                                       ---------------

RADIO & TELEPHONE COMMUNICATIONS - 3.4%
Airgate PCS, Inc.,
   (f) 10/01/09
   (13.500% 10/01/04)                                $     3,080,000   $     1,416,800
Horizon PCS, Inc.,
   13.750% 06/15/11                                        3,300,000           396,000
Nextel Communications, Inc.:
   9.375% 11/15/09                                        10,520,000        11,216,950
   9.750% 10/31/07                                           275,000           282,563
Nextel Partners, Inc.,
   11.000% 03/15/10                                        3,250,000         3,493,750
Rogers Cantel, Inc.,
   9.750% 06/01/16                                         5,140,000         5,782,500
Triton PCS, Inc.,
   8.750% 11/15/11                                         1,650,000         1,551,000
US Unwired, Inc.,
   (f) 11/01/09
   (13.375% 11/01/04)                                      6,130,000         2,268,100
                                                                       ---------------
                                                                            26,407,663
                                                                       ---------------

RAILROAD - 0.6%
Kansas City Southern,
   7.500% 06/15/09                                         1,620,000         1,636,200
Railworks Corp.,
   11.500% 04/15/09 (d)                                      600,000            30,000
TFM SA de CV,
   12.500% 06/15/12 (a)                                    3,030,000         3,226,950
                                                                       ---------------
                                                                             4,893,150
                                                                       ---------------

TELECOMMUNICATIONS - 5.3%
American Tower Escrow Corp.,
   (b) 08/01/08 (a)                                          870,000           550,275
AT&T Wireless Services, Inc.,
   7.875% 03/01/11                                         1,710,000         2,034,113
Avaya, Inc.,
   11.125% 04/01/09                                        1,880,000         2,056,250
Carrier1 International SA,
   13.250% 02/15/09 (c)                                    6,000,000           180,000
Colt Telecom Group PLC,
   (f) 12/15/06                                            1,795,000         1,723,200
   (12.000% 07/03/03)
Fairpoint Communications,
   11.875% 03/01/10                                        2,150,000         2,451,000
Level 3 Communications, Inc.,
   (f) 12/01/08
   (10.500% 12/01/03)                                      6,455,000         4,744,425
Lucent Technologies, Inc.:
   6.450% 03/15/29                                         2,890,000         2,023,000
   7.250% 07/15/06                                         2,015,000         1,914,250
Nortel Networks Ltd.,
   6.125% 02/15/06                                         4,185,000         4,059,450

See notes to investment portfolio.

                                                                 PAR             VALUE
--------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Qwest Corp.:
   8.875% 03/15/12 (a)                               $     3,400,000   $     3,825,000
   13.500% 12/15/10                                        5,250,000         5,985,000
Spectrasite, Inc.,
   8.250% 05/15/10 (a)                                     1,200,000         1,197,000
Time Warner Telecom, Inc.:
   9.750% 07/15/08                                         4,460,000         4,014,000
   10.125% 02/01/11                                        2,770,000         2,493,000
Vivendi Universal,
   9.250% 04/15/10 (a)                                     2,095,000         2,378,433
                                                                       ---------------
                                                                            41,628,396
                                                                       ---------------

TRANSPORTATION SERVICES - 0.9%
Petroleum Helicopters, Inc.,
   9.375% 05/01/09                                         4,125,000         4,537,500
Stena AB,
   9.625% 12/01/12 (a)                                     2,055,000         2,250,225
                                                                       ---------------
                                                                             6,787,725
                                                                       ---------------

TOTAL CORPORATE FIXED-INCOME
   BONDS & NOTES
   (cost of $756,308,695)                                                  718,308,492
                                                                       ---------------

PREFERRED STOCKS - 1.8%                                       SHARES
--------------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS,
   ELECTRIC, GAS & SANITARY SERVICES - 1.8%
BROADCASTING - 0.6%
Sinclair Capital,
   11.625% PIK                                                38,150         4,034,362
                                                                       ---------------

CABLE - 0.9%
CSC Holdings Ltd.:
   11.125%                                                     9,180           957,015
   11.750%                                                    59,441         6,241,305
NTL Europe, Inc., Series A,
   10.000%                                                        23                71
                                                                       ---------------
                                                                             7,198,391
                                                                       ---------------

COMMUNICATIONS - 0.3%
Dobson Communication Corp.,
   12.250% PIK                                                 2,778         2,527,980
                                                                       ---------------

POLLUTION CONTROL - 0.0%
EnviroSource, Inc.,
   7.250%                                                      5,804           268,704
                                                                       ---------------

TOTAL PREFERRED STOCKS
   (cost of $15,965,953)                                                    14,029,437
                                                                       ---------------

MANUFACTURING - 0.2%

COMMUNICATIONS EQUIPMENT - 0.2%
EchoStar Communications Corp.,
   Class A (g)                                                50,000   $     1,679,000
                                                                       ---------------

MATERIALS - 0.0%

CHEMICALS - 0.0%
Crompton Corp.                                                14,233           101,766
                                                                       ---------------

MINING & ENERGY - 0.0%

CRUDE PETROLEUM & NATURAL GAS - 0.0%
Coho Energy, Inc. (g)(h)                                         750                --
                                                                       ---------------

OIL & GAS EXTRACTION - 0.0%
Orion Refining Corp. (g)(h)                                       10                --
                                                                       ---------------

SERVICES - 0.0%

HOTELS, CAMPS & LODGING - 0.0%
Host Marriott Corp. (g)                                        8,174            73,566
                                                                       ---------------

TRANSPORTATION, COMMUNICATIONS,
   ELECTRIC, GAS & SANITARY SERVICES - 0.6%

CABLE - 0.1%
NTL, Inc. (g)                                                 46,154         1,257,696
Ono Finance PLC (a)(g)                                         5,700                 6
                                                                       ---------------
                                                                             1,257,702
                                                                       ---------------

COMMUNICATIONS - 0.0%
Song Networks Holding AB,
   ADR (e)(g)                                                 35,144               703
                                                                       ---------------

ELECTRIC SERVICES - 0.0%
BayCorp Holdings Ltd. (g)                                          3                42
                                                                       ---------------

POLLUTION CONTROL - 0.0%
EnviroSource, Inc. (g)                                        50,004            11,501
Fairlane Management
   Corp. (e)(g)(h)                                            50,004                --
                                                                       ---------------
                                                                                11,501
                                                                       ---------------

TELECOMMUNICATIONS - 0.5%
Colt Telecom Group
   PLC (a)(g)                                        EUR   2,190,000         2,009,356
Nextel Communications, Inc.,
   Class A (g)                                       USD     100,000         1,499,000
RCN Corp.                                                      9,257            14,348
                                                                       ---------------
                                                                             3,522,704
                                                                       ---------------

TOTAL COMMON STOCKS
   (cost of $11,681,086)                                                     6,646,984
                                                                       ---------------

See notes to investment portfolio.

WARRANTS (g) - 0.3%                                            UNITS             VALUE
--------------------------------------------------------------------------------------
MANUFACTURING - 0.0%

RUBBER & PLASTICS - 0.0%
Loral Space & Communications Ltd.,
   expires 01/15/07                                           12,000   $           120
                                                                       ---------------

RETAIL STORES - 0.0%

FOOD STORES - 0.0%
Pathmark Stores, Inc.,
   expires 09/19/10                                           58,758            65,809
                                                                       ---------------

TRANSPORTATION, COMMUNICATIONS,
   ELECTRIC, GAS & SANITARY SERVICES - 0.3%

CABLE - 0.0%
Cable Satisfaction International, Inc.,
   expires 03/01/05                                            7,550                75
Ono Finance PLC,
   expires 02/15/11 (a)                                        1,200                12
                                                                       ---------------
                                                                                    87
                                                                       ---------------

COMMUNICATIONS - 0.3%
UbiquiTel, Inc.,
   expires 04/15/10 (a)                                        5,250                52
XM Satellite Radio Holdings, Inc.:
   expires 12/31/09                                            2,855         2,005,637
   expires 03/15/10 (a)                                        2,435               243
                                                                       ---------------
                                                                             2,005,932
                                                                       ---------------

COMMUNICATIONS SERVICES - 0.0%
IPCS, Inc.,
   expires 07/15/10 (a)                                        2,500               625
                                                                       ---------------

MOTOR FREIGHT & WAREHOUSING - 0.0%
QDI LLC,
   expires 01/15/07 (a)(h)                                    10,207                --
                                                                       ---------------

TELECOMMUNICATIONS - 0.0%
Carrier 1 International SA,
   expires 02/19/09 (a)(c)                                     2,780                28
Horizon PCS, Inc.,
   expires 10/01/10 (a)                                        4,705                 5
Jazztel PLC,
   expires 07/15/10 (a)(h)                           EUR       1,435                --
MetroNet Communications Corp.,
   expires 08/15/07 (a)(e)(h)                        USD       1,250                --
                                                                                    33
                                                                       ---------------

TOTAL WARRANTS
   (cost of $8,220,915)                                                      2,072,606
                                                                       ---------------

SHORT-TERM OBLIGATION - 2.4%                                     PAR             VALUE
--------------------------------------------------------------------------------------
Repurchase agreement with
   State Street Bank & Trust
   Co., dated 05/30/03, due
   06/02/03 at 1.190%,
   collateralized by a U.S.
   Treasury Bond maturing
   02/15/23, market value
   $19,320,938 (repurchase
   proceeds $18,938,878)
   (cost of $18,937,000)                             $    18,937,000   $    18,937,000
                                                                       ---------------

TOTAL INVESTMENTS - 97.5%
   (cost of $811,113,649) (i)                                              759,994,519
                                                                       ---------------

OTHER ASSETS & LIABILITIES, NET - 2.5%                                      19,245,679
--------------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                    $   779,240,198
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:

(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2003, the value of these securities amounted to $92,273,610 which represents 11.8% of net assets.
(b) Zero coupon bond.
(c) As of May 31, 2003, the Fund held securities of certain issuers that have filed for bankruptcy protection under Chapter 11, representing 1.0% of net assets. These issuers are in default of certain debt covenants. Income is not being accrued.
(d) This issuer is in default of certain debt covenants. Income is not being accrued.
(e) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(f) Stepped coupon bond. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(g) Non-income producing.
(h) Rounds to less than $1.
(i) Cost for federal income tax purposes is $811,280,872.

    Forward foreign currency contracts outstanding at May 31, 2003 are as follows:

                                                 NET
      CONTRACTS   IN EXCHANGE    SETTLEMENT   UNREALIZED
     TO DELIVER       FOR           DATE     DEPRECIATION
-----------------------------------------------------------
EUR   402,000      USD 434,562    06/06/03    $  (38,216)
EUR   284,400      USD 308,858    06/06/03       (25,615)
EUR   720,000      USD 804,240    06/06/03       (42,527)
                                              ----------
                                              $ (106,358)
                                              ==========

     ACRONYM                    NAME
---------------------------------------------------
       ADR           American Depositary Receipt
       EUR                European Currency
       PIK                 Payment-In-Kind
       USD               United States Dollar

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003

ASSETS:
Investments, at cost                            $    811,113,649
                                                ----------------
Investments, at value                           $    759,994,519
Cash                                                     166,204
Receivable for:
   Investments sold                                    1,484,943
   Fund shares sold                                   10,058,627
   Interest                                           17,988,427
   Dividends                                             110,873
Expense reimbursement due from
   Transfer Agent                                         13,838
Deferred Trustees' compensation plan                      19,841
                                                ----------------
      Total Assets                                   789,837,272
                                                ----------------
LIABILITIES:
Unrealized depreciation on forward
   foreign currency contracts                            106,358
Payable for:
   Investments purchased                               2,240,014
   Fund shares repurchased                             5,078,376
   Distributions                                       2,304,637
   Management fee                                        407,736
   Transfer agent fee                                    337,014
   Pricing and bookkeeping fees                           33,582
   Trustees' fees                                            367
Deferred Trustees' fees                                   19,841
Other liabilities                                         69,149
                                                ----------------
      Total Liabilities                               10,597,074
                                                ----------------
NET ASSETS                                      $    779,240,198
                                                ================
COMPOSITION OF NET ASSETS:
Paid-in capital                                 $  1,242,842,475
Overdistributed net investment income                 (2,035,796)
Accumulated net realized loss                       (410,341,368)
Net unrealized depreciation on:
   Investments                                       (51,119,130)
   Foreign currency translations                        (105,983)
                                                ----------------
NET ASSETS                                      $    779,240,198
                                                ================

CLASS A:
Net assets                                      $    376,944,494
Shares outstanding                                    87,565,380
                                                ================
Net asset value per share                       $           4.30(a)
                                                ================
Maximum offering price per share
   ($4.30/0.9525)                               $           4.51(b)
                                                ================
CLASS B:
Net assets                                      $    305,021,455
Shares outstanding                                    70,853,462
                                                ================
Net asset value and offering price per share    $           4.30(a)
                                                ================
CLASS C:
Net assets                                      $     51,470,831
Shares outstanding                                    11,956,107
                                                ================
Net asset value and offering price per share    $           4.30(a)
                                                ================
CLASS Z:
Net assets                                      $     45,803,418
Shares outstanding                                    10,646,131
                                                ================
Net asset value, offering and redemption
   price per share                              $           4.30
                                                ================

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Period Ended May 31, 2003 (a)

INVESTMENT INCOME:
Interest                                        $     29,199,099
Dividends                                                512,690
Other income                                              72,309
                                                ----------------
   Total Investment Income (net of
      foreign taxes withheld of $3,233)               29,784,098
                                                ----------------
EXPENSES:
Management fee                                         1,873,517
Distribution fee:
   Class B                                               901,897
   Class C                                               151,225
Service fee:
   Class A                                               389,449
   Class B                                               300,632
   Class C                                                50,325
Pricing and bookkeeping fees                             123,907
Transfer agent fee                                     1,107,667
Trustees' fees                                            16,771
Custody fee                                               12,582
Other expenses                                           135,215
                                                ----------------
   Total Expenses                                      5,063,187
Fees waived by Distributor - Class C                     (30,444)
Fees waived by Transfer Agent                            (14,791)
Custody earnings credit                                   (1,665)
                                                ----------------
   Net Expenses                                        5,016,287
                                                ----------------
Net Investment Income                                 24,767,811
                                                ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on:
   Investments                                       (17,631,485)
   Foreign currency transactions                          (1,270)
                                                ----------------
      Net realized loss                              (17,632,755)
                                                ----------------
Net change in unrealized appreciation/
   depreciation on:
   Investments                                        72,833,609
   Foreign currency translations                        (105,719)
                                                ----------------
      Net change in unrealized
         appreciation/depreciation                    72,727,890
                                                ----------------
Net Gain                                              55,095,135
                                                ----------------
Net Increase in Net Assets from
   Operations                                   $     79,862,946
                                                ================

(a) The Fund has changed its fiscal year end from December 31 to May 31.

For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest                                        $     65,469,707
Dividends                                              2,161,451
                                                ----------------
   Total Investment Income                            67,631,158
                                                ----------------
EXPENSES:
Management fee                                         4,397,366
Distribution fee:
   Class B                                             2,315,081
   Class C                                               372,655
Service fee:
   Class A                                               894,256
   Class B                                               771,694
   Class C                                               124,222
Pricing and bookkeeping fees                             295,108
Transfer agent fee                                     2,845,669
Trustees' fees                                            30,913
Custody fee                                               30,292
Merger costs                                              18,133
Other expenses                                           177,538
                                                ----------------
   Total Expenses                                     12,272,927
Fees waived by Distributor - Class C                     (74,523)
Custody earnings credit                                   (8,642)
                                                ----------------
   Net Expenses                                       12,189,762
                                                ----------------
Net Investment Income                                 55,441,396
                                                ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on:
   Investments                                      (148,052,637)
   Foreign currency transactions                         (40,853)
                                                ----------------
      Net realized loss                             (148,093,490)
                                                ----------------
Net change in unrealized appreciation/
   depreciation on:
   Investments                                        60,425,459
   Foreign currency translations                          (6,145)
                                                ----------------
      Net change in unrealized
         appreciation/depreciation                    60,419,314
                                                ----------------
Net Loss                                             (87,674,176)
                                                ----------------
Net Decrease in Net Assets from
   Operations                                   $    (32,232,780)
                                                ----------------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                              PERIOD
                                                                               ENDED             YEAR ENDED DECEMBER 31,
INCREASE (DECREASE)                                                           MAY 31,       --------------------------------
IN NET ASSETS:                                                                2003(a)            2002               2001
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income                                                     $   24,767,811    $   55,441,396    $   84,783,386
Net realized loss on investments and foreign currency transactions           (17,632,755)     (148,093,490)     (159,973,325)
Net change in unrealized appreciation/depreciation on investments
   and foreign currency translations                                          72,727,890        60,419,314        48,093,338
                                                                          --------------    --------------    --------------
Net Increase (Decrease) from Operations                                       79,862,946       (32,232,780)      (27,096,601)
                                                                          --------------    --------------    --------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income:
   Class A                                                                   (13,142,914)      (32,236,809)      (39,830,596)
   Class B                                                                    (9,273,542)      (25,717,885)      (37,093,395)
   Class C                                                                    (1,580,199)       (4,204,933)       (5,053,446)
   Class Z                                                                    (1,396,747)       (1,529,375)         (429,510)
Return of capital:
   Class A                                                                            --        (2,748,971)       (3,463,624)
   Class B                                                                            --        (2,193,075)       (3,225,600)
   Class C                                                                            --          (358,573)         (439,441)
   Class Z                                                                            --          (130,416)          (37,350)
                                                                          --------------    --------------    --------------
   Total Distributions Declared to Shareholders                              (25,393,402)      (69,120,037)      (89,572,962)
                                                                          --------------    --------------    --------------

SHARE TRANSACTIONS:

Class A:
   Subscriptions                                                             123,761,289       235,835,725       198,346,266
   Proceeds received in connection with merger                                        --           175,784                --
   Distributions reinvested                                                    6,982,957        17,448,294        20,470,907
   Redemptions                                                              (143,095,138)     (211,467,498)     (185,822,015)
                                                                          --------------    --------------    --------------
      Net Increase (Decrease)                                                (12,350,892)       41,992,305        32,995,158
                                                                          --------------    --------------    --------------
Class B:
   Subscriptions                                                              31,442,432        88,840,756       126,106,357
   Distributions reinvested                                                    4,268,763        12,563,965        17,864,128
   Redemptions                                                               (31,579,170)     (127,327,785)     (173,793,977)
                                                                          --------------    --------------    --------------
      Net Increase (Decrease)                                                  4,132,025       (25,923,064)      (29,823,492)
                                                                          --------------    --------------    --------------
Class C:
   Subscriptions                                                               9,708,920        22,531,723        29,875,107
   Distributions reinvested                                                      984,268         2,835,915         3,544,156
   Redemptions                                                                (9,260,789)      (23,747,996)      (22,638,431)
                                                                          --------------    --------------    --------------
      Net Increase                                                             1,432,399         1,619,642        10,780,832
                                                                          --------------    --------------    --------------
Class Z:
   Subscriptions                                                              18,835,360        20,514,243         7,109,992
   Proceeds received in connection with merger                                        --        36,830,189                --
   Distributions reinvested                                                    1,244,797         1,500,998           465,882
   Redemptions                                                               (12,632,407)      (24,679,597)       (5,587,806)
                                                                          --------------    --------------    --------------
      Net Increase                                                             7,447,750        34,165,833         1,988,068
                                                                          --------------    --------------    --------------
Net Increase from Share Transactions                                             661,282        51,854,716        15,940,566
                                                                          --------------    --------------    --------------
Total Increase (Decrease) in Net Assets                                       55,130,826       (49,498,101)     (100,728,997)
                                                                          --------------    --------------    --------------

NET ASSETS:
Beginning of period                                                          724,109,372       773,607,473       874,336,470
                                                                          --------------    --------------    --------------
End of period (including undistributed (overdistributed) net investment
   income of $(2,035,796), $(1,587,777) and $5,381,589, respectively)     $  779,240,198    $  724,109,372    $  773,607,473
                                                                          --------------    --------------    --------------

(a) The Fund has changed its fiscal year end from December 31 to May 31.

See notes to financial statements.

                                                                              PERIOD
                                                                               ENDED             YEAR ENDED DECEMBER 31,
INCREASE (DECREASE)                                                           MAY 31,       --------------------------------
IN NET ASSETS:                                                                2003(a)            2002               2001
----------------------------------------------------------------------------------------------------------------------------
CHANGES IN SHARES:
Class A:
   Subscriptions                                                              30,064,102        56,148,431        38,923,252
   Issued in connection with merger                                                   --            43,511                --
   Issued for distributions reinvested                                         1,670,630         4,119,471         4,114,587
   Redemptions                                                               (34,371,342)      (49,928,762)      (36,904,850)
                                                                          --------------    --------------    --------------
      Net Increase (Decrease)                                                 (2,636,610)       10,382,651         6,132,989
                                                                          --------------    --------------    --------------
Class B:
   Subscriptions                                                               7,579,882        20,864,519        24,896,772
   Issued for distributions reinvested                                         1,022,266         2,954,382         3,581,341
   Redemptions                                                                (7,619,970)      (29,746,409)      (34,482,255)
                                                                          --------------    --------------    --------------
      Net Increase (Decrease)                                                    982,178        (5,927,508)       (6,004,142)
                                                                          --------------    --------------    --------------
Class C:
   Subscriptions                                                               2,356,861         5,278,283         5,940,784
   Issued for distributions reinvested                                           235,678           668,879           713,547
   Redemptions                                                                (2,247,443)       (5,607,906)       (4,601,135)
                                                                          --------------    --------------    --------------
      Net Increase                                                               345,096           339,256         2,053,196
                                                                          --------------    --------------    --------------
Class Z:
   Subscriptions                                                               4,570,300         5,020,578         1,405,985
   Issued in connection with merger                                                   --         9,116,388                --
   Issued for distributions reinvested                                           297,518           374,230            94,092
   Redemptions                                                                (3,077,369)       (6,084,044)       (1,178,312)
                                                                          --------------    --------------    --------------
      Net Increase                                                             1,790,449         8,427,152           321,765
                                                                          --------------    --------------    --------------

(a) The Fund has changed its fiscal year end from December 31 to May 31.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

May 31, 2003

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
Liberty High Yield Securities Fund (the "Fund"), a series of Liberty Funds Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek high current income and total return. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective February 11, 2003, the Board of Trustees had approved a change in the fiscal year end of the Fund from December 31 to May 31. Accordingly, the Fund's 2003 fiscal year ended on May 31, 2003.

As of the end of business on July 29, 2002, the Stein Roe High Yield Fund merged into the Fund as follows:

                      NET ASSETS              UNREALIZED
SHARES ISSUED          RECEIVED             DEPRECIATION(1)
------------------------------------------------------------
  9,159,899         $ 37,005,973            $ (5,857,438)

  NET ASSETS          NET ASSETS OF           NET ASSETS
  OF THE FUND     STEIN ROE HIGH YIELD        OF THE FUND
   PRIOR TO         FUND IMMEDIATELY       IMMEDIATELY AFTER
  COMBINATION     PRIOR TO COMBINATION        COMBINATION
------------------------------------------------------------
$ 653,647,815          $ 37,005,973           $ 690,653,788

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:
Interest income is recorded on the accrual basis. Premium and discount are being amortized and accreted, respectively, for all debt securities.

The value of additional securities received as an interest payment is recorded as income and as an increase to the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS:
The Fund declares and records distributions daily and pays monthly.

FOREIGN CURRENCY TRANSACTIONS:
Net realized and unrealized gains (losses) on foreign currency transactions and translations include the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains and losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions and translations. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:
Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, capital loss carryforwards, non-deductible expenses, marked-to-market on forward currency contracts and current year distribution payables. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended May 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

   OVERDISTRIBUTED      ACCUMULATED
   NET INVESTMENT      NET REALIZED        PAID-IN
       INCOME              LOSS            CAPITAL
-------------------------------------------------------
     $ 177,572         $ 11,532,217      $ (11,709,789)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification. The tax character of distributions paid was as follows:

                                              YEAR ENDED
                          PERIOD             DECEMBER 31,
                          ENDED       ----------------------------
                       MAY 31, 2003      2002            2001
------------------------------------------------------------------
Distributions
paid from:
  Ordinary
  income               $ 25,393,402   $ 63,689,002    $ 82,406,947
  Return of capital               -      5,431,035       7,166,015
                       ------------   ------------    ------------
                       $ 25,393,402   $ 69,120,037    $ 89,572,962
                       ============   ============    ============

As of May 31, 2003, the components of distributable earnings on a tax basis were as follows:

       UNDISTRIBUTED       UNREALIZED
      ORDINARY INCOME     DEPRECIATION*
---------------------------------------------
        $ 498,656         $ (51,286,353)

* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and amortization/accretion tax elections on fixed income securities.

The following capital loss carryforwards, determined as of May 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                CAPITAL LOSS
     YEAR OF EXPIRATION         CARRYFORWARD
-------------------------------------------------
            2005               $     757,799
            2006                     738,934
            2007                  13,268,889
            2008                  44,818,986
            2009                 161,087,717
            2010                 171,019,187
            2011                  18,463,873
                               -------------
                               $ 410,155,385
                               =============

Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Internal Revenue Code.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE:
On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

Columbia is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS       ANNUAL FEE RATE
-------------------------------------------------
First $1.5 billion                  0.60%
Over $1.5 billion                   0.55%

PRICING AND BOOKKEEPING FEES:
Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the period ended May 31, 2003, the annualized net asset based fee rate was 0.034%. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee equal to 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. During the period ended May 31, 2003, the Fund has been advised that the Distributor retained net underwriting discounts of $14,689 on sales of the Fund's Class A shares and received CDSC of $106, $327,486 and $5,018 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $1,665 of custody fees were reduced by balance credits for the period ended May 31, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

EXPENSE LIMIT:
Columbia has voluntarily agreed, until further notice, to waive a portion of the transfer agent fee so that the transfer agent fee will not exceed 0.23% annually of the Fund's average daily net assets. This agreement may be terminated by Columbia at any time.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
For the period ended May 31, 2003, purchases and sales of investments, other than short-term obligations, were $329,300,909 and $318,294,816, respectively. Unrealized appreciation (depreciation) at May 31, 2003, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation       $  46,053,078
     Gross unrealized depreciation         (97,339,431)
                                         -------------
         Net unrealized depreciation     $ (51,286,353)
                                         =============

OTHER:
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or other foreign governmental laws or restrictions. In addition, concentration of investments in a single region or country may result in greater volatility.

Investing in high yield securities offers the potential for high current income and attractive total return, but involves certain risks. Bond investing also involves interest rate risk, which means that bond prices may change as interest rate increases or decreases.

Investing in emerging markets involves certain risks as they may be subject to a greater degree of social, political, currency and economic instability.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. For the period ended May 31, 2003, the Fund did not borrow under these agreements.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                            PERIOD
                                             ENDED                 YEAR ENDED DECEMBER 31,
                                            MAY 31,          -----------------------------------
CLASS A SHARES                             2003 (a)               2002             2001
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $     4.01           $     4.62       $     5.30
                                          ----------           ----------       ----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                           0.14(b)              0.34(b)          0.52(b)(c)
Net realized and unrealized gain (loss)
   on investments and foreign currency          0.30                (0.53)           (0.65)(c)
                                          ----------           ----------       ----------
Total from Investment Operations                0.44                (0.19)           (0.13)
                                          ----------           ----------       ----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                     (0.15)               (0.39)           (0.51)
Return of capital                                 --                (0.03)           (0.04)
                                          ----------           ----------       ----------
Total Distributions Declared
   to Shareholders                             (0.15)               (0.42)           (0.55)
                                          ----------           ----------       ----------
NET ASSET VALUE,
   END OF PERIOD                          $     4.30           $     4.01       $     4.62
                                          ==========           ==========       ==========
Total return (e)                               11.01%(f)            (4.27)%          (2.78)%
                                          ==========           ==========       ==========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (g)                                    1.29%(h)             1.31%            1.22%
Net investment income (g)                       8.24%(h)             7.92%           10.34%(c)
Waiver/reimbursement                              --%(h)(i)            --               --
Portfolio turnover rate                           45%(f)               63%              62%
Net assets, end of period (000's)         $  376,944           $  361,780       $  369,043

                                                     YEAR ENDED DECEMBER 31,
                                          --------------------------------------------
CLASS A SHARES                               2000             1999            1998
--------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $     6.55       $     6.76       $     7.23
                                          ----------       ----------       ----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                           0.61(d)          0.60(d)          0.63
Net realized and unrealized gain (loss)
   on investments and foreign currency         (1.24)           (0.20)           (0.48)
                                          ----------       ----------       ----------
Total from Investment Operations               (0.63)            0.40             0.15
                                          ----------       ----------       ----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                     (0.62)           (0.61)           (0.62)
Return of capital                                 --               --               --
                                          ----------       ----------       ----------
Total Distributions Declared
   to Shareholders                             (0.62)           (0.61)           (0.62)
                                          ----------       ----------       ----------
NET ASSET VALUE,
   END OF PERIOD                          $     5.30       $     6.55       $     6.76
                                          ==========       ==========       ==========
Total return (e)                              (10.28)%           6.17%            2.12%
                                          ==========       ==========       ==========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (g)                                    1.16%            1.21%            1.21%
Net investment income (g)                      10.00%            9.02%            8.81%
Waiver/reimbursement                              --               --               --
Portfolio turnover rate                           28%              42%              97%
Net assets, end of period (000's)         $  390,917       $  540,201       $  568,125

(a) The Fund has changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.76% to 10.34%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:

                                            PERIOD
                                             ENDED                 YEAR ENDED DECEMBER 31,
                                            MAY 31,          -----------------------------------
CLASS B SHARES                             2003 (a)               2002             2001
------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $     4.01           $     4.62       $     5.30
                                          ----------           ----------       ----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                           0.13(b)              0.31(b)          0.48(b)(c)
Net realized and unrealized gain (loss)
   on investments and foreign currency          0.29                (0.54)           (0.65)(c)
                                          ----------           ----------       ----------
Total from Investment Operations                0.42                (0.23)           (0.17)
                                          ----------           ----------       ----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                     (0.13)               (0.35)           (0.47)
Return of capital                                 --                (0.03)           (0.04)
                                          ----------           ----------       ----------
Total Distributions Declared
   to Shareholders                             (0.13)               (0.38)           (0.51)
                                          ----------           ----------       ----------
NET ASSET VALUE,
   END OF PERIOD                          $     4.30           $     4.01       $     4.62
                                          ==========           ==========       ==========
Total return (e)                               10.67%(f)            (4.99)%          (3.51)%
                                          ==========           ==========       ==========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (g)                                    2.04%(h)             2.06%            1.97%
Net investment income (g)                       7.49%(h)             7.17%            9.59%(c)
Waiver/reimbursement                              --%(h)(i)            --               --
Portfolio turnover rate                           45%(f)               63%              62%
Net assets, end of period (000's)         $  305,021           $  280,220       $  350,464

                                                     YEAR ENDED DECEMBER 31,
                                          --------------------------------------------
CLASS B SHARES                               2000             1999             1998
--------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $     6.55       $     6.76       $     7.23
                                          ----------       ----------       ----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                           0.56(d)          0.55(d)          0.58
Net realized and unrealized gain (loss)
   on investments and foreign currency         (1.24)           (0.20)           (0.48)
                                          ----------       ----------       ----------
Total from Investment Operations               (0.68)            0.35             0.10
                                          ----------       ----------       ----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                     (0.57)           (0.56)           (0.57)
Return of capital                                 --               --               --
                                          ----------       ----------       ----------
Total Distributions Declared
   to Shareholders                             (0.57)           (0.56)           (0.57)
                                          ----------       ----------       ----------
NET ASSET VALUE,
   END OF PERIOD                          $     5.30       $     6.55       $     6.76
                                          ==========       ==========       ==========
Total return (e)                              (10.96)%           5.38%            1.36%
                                          ==========       ==========       ==========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (g)                                    1.91%            1.96%            1.96%
Net investment income (g)                       9.25%            8.27%            8.06%
Waiver/reimbursement                              --               --               --
Portfolio turnover rate                           28%              42%              97%
Net assets, end of period (000's)         $  433,949       $  627,057       $  573,626

(a) The Fund has changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.02% to 9.59%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.

Selected data for a share outstanding throughout each period is as follows:

                                            PERIOD
                                             ENDED                YEAR ENDED DECEMBER 31,
                                            MAY 31,          ---------------------------------
CLASS C SHARES                             2003 (a)             2002             2001
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $     4.01         $     4.62       $     5.30
                                          ----------         ----------       ----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                           0.13(b)            0.31(b)          0.49(b)(c)
Net realized and unrealized gain (loss)
   on investments and foreign currency          0.29              (0.53)           (0.65)(c)
                                          ----------         ----------       ----------
Total from Investment Operations                0.42              (0.22)           (0.16)
                                          ----------         ----------       ----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                     (0.13)             (0.36)           (0.48)
Return of capital                                 --              (0.03)           (0.04)
                                          ----------         ----------       ----------
Total Distributions Declared
   to Shareholders                             (0.13)             (0.39)           (0.52)
                                          ----------         ----------       ----------
NET ASSET VALUE,
   END OF PERIOD                          $     4.30         $     4.01       $     4.62
                                          ==========         ==========       ==========
Total return (e)(f)                            10.74%(g)          (4.85)%          (3.37)%
                                          ==========         ==========       ==========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                                    1.89%(i)           1.91%            1.82%
Net investment income (h)                       7.64%(i)           7.32%            9.74%(c)
Waiver/reimbursement                            0.15%(i)           0.15%            0.15%
Portfolio turnover rate                           45%(g)             63%              62%
Net assets, end of period (000's)         $   51,471         $   46,568       $   52,122

                                                     YEAR ENDED DECEMBER 31,
                                          --------------------------------------------
CLASS C SHARES                               2000             1999            1998
--------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $     6.55       $     6.76       $     7.23
                                          ----------       ----------       ----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                           0.57(d)          0.56(d)          0.58
Net realized and unrealized gain (loss)
   on investments and foreign currency         (1.24)           (0.20)           (0.47)
                                          ----------       ----------       ----------
Total from Investment Operations               (0.67)            0.36             0.11
                                          ----------       ----------       ----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                     (0.58)           (0.57)           (0.58)
Return of capital                                 --               --               --
                                          ----------       ----------       ----------
Total Distributions Declared
   to Shareholders                             (0.58)           (0.57)           (0.58)
                                          ----------       ----------       ----------
NET ASSET VALUE,
   END OF PERIOD                          $     5.30       $     6.55       $     6.76
                                          ==========       ==========       ==========
Total return (e)(f)                           (10.78)%           5.54%            1.51%
                                          ==========       ==========       ==========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                                    1.76%            1.81%            1.81%
Net investment income (h)                       9.40%            8.42%            8.21%
Waiver/reimbursement                            0.15%            0.15%            0.15%
Portfolio turnover rate                           28%              42%              97%
Net assets, end of period (000's)         $   48,904       $   56,068       $   34,302

(a) The Fund has changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.16% to 9.74%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                            PERIOD
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                            MAY 31,         ----------------------------------------------------------------
CLASS Z SHARES                             2003 (a)            2002             2001                2000            1999 (b)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                    $     4.01        $     4.62       $     5.30          $     6.55       $     6.79
                                          ----------        ----------       ----------          ----------       ----------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                           0.15(c)           0.33(c)          0.53(c)(d)          0.62(e)          0.60(e)
Net realized and unrealized gain (loss)
   on investments and foreign currency          0.29             (0.51)           (0.65)(d)           (1.24)           (0.23)
                                          ----------        ----------       ----------          ----------       ----------
Total from Investment Operations                0.44             (0.18)           (0.12)              (0.62)            0.37
                                          ----------        ----------       ----------          ----------       ----------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income                     (0.15)            (0.40)           (0.52)              (0.63)           (0.61)
Return of capital                                 --             (0.03)           (0.04)                 --               --
                                          ----------        ----------       ----------          ----------       ----------
Total Distributions Declared
   to Shareholders                             (0.15)            (0.43)           (0.56)              (0.63)           (0.61)
                                          ----------        ----------       ----------          ----------       ----------
NET ASSET VALUE,
   END OF PERIOD                          $     4.30        $     4.01       $     4.62          $     5.30       $     6.55
                                          ==========        ==========       ==========          ==========       ==========
Total return (f)                               11.12%(g)         (4.03)%          (2.53)%            (10.06)%           5.83%(g)
                                          ==========        ==========       ==========          ==========       ==========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                                    1.04%(i)          1.06%            0.97%               0.91%            0.95%(i)
Net investment income (h)                       8.49%(i)          8.17%           10.59%(d)           10.25%            9.22%(i)
Waiver/reimbursement                              --%(i)(j)         --               --                  --               --
Portfolio turnover rate                           45%(g)            63%              62%                 28%              42%
Net assets, end of period (000's)         $   45,803        $   35,541       $    1,978          $      566       $      418

(a) The Fund has changed its fiscal year end from December 31 to May 31.
(b) Class Z shares were initially offered on January 8, 1999. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 10.01% to 10.59%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Rounds to less than 0.01%.

REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES OF LIBERTY FUNDS TRUST I
AND THE SHAREHOLDERS OF LIBERTY HIGH YIELD SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty High Yield Securities Fund (the "Fund") (a series of Liberty Funds Trust I), at May 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 21, 2003

TRUSTEES

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information
(SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                               YEAR FIRST                                        NUMBER OF
                                               ELECTED OR                                    PORTFOLIOS IN FUND        OTHER
                               POSITION WITH   APPOINTED        PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE         LIBERTY FUNDS(1) TO OFFICE        DURING PAST FIVE YEARS          BY TRUSTEE              HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 47 )      Trustee          1996     Executive Vice                          85                   None
c/o Liberty Funds Group LLC                                President-Strategy of United
One Financial Center                                       Airlines (airlines) since
Boston, MA 02111                                           December 2002 (formerly
                                                           President of UAL Loyalty
                                                           Services (airline) from
                                                           September 2001 to December
                                                           2002; (Executive Vice President
                                                           and Chief Financial Officer
                                                           from March 1993 to September
                                                           2001 of United Airlines);
                                                           Senior Vice President and Chief
                                                           Financial Officer of UAL, Inc.
                                                           prior thereto

Janet Langford Kelly (age 45)    Trustee          1996     Executive Vice                          85                   None
c/o Liberty Funds Group LLC                                President-Corporate Development
One Financial Center                                       and Administration, General
Boston, MA 02111                                           Counsel and Secretary, Kellogg
                                                           Company (food manufacturer),
                                                           since September 1999; Senior
                                                           Vice President, Secretary and
                                                           General Counsel, Sara Lee
                                                           Corporation (branded, packaged,
                                                           consumer-products manufacturer)
                                                           prior thereto

Richard W. Lowry (age 67)        Trustee          1995     Private Investor since 1987             87***                None
c/o Liberty Funds Group LLC                                (formerly Chairman and Chief
One Financial Center                                       Executive Officer, U.S. Plywood
Boston, MA 02111                                           Corporation (building products
                                                           manufacturer))

Charles R. Nelson (age 60)       Trustee          1981     Professor of Economics,                 120*                 None
c/o Liberty Funds Group LLC                                University of Washington, since
One Financial Center                                       January 1976; Ford and Louisa
Boston, MA 02111                                           Van Voorhis Professor of
                                                           Political Economy, University
                                                           of Washington, since September
                                                           1993; Director, Institute for
                                                           Economic Research, University
                                                           of Washington, since September
                                                           2001; Adjunct Professor of
                                                           Statistics, University of
                                                           Washington, since September
                                                           1980; Associate Editor, Journal
                                                           of Money Credit and Banking,
                                                           since September, 1993; Trustee,
                                                           Columbia Funds since July 2002;
                                                           consultant on econometric and
                                                           statistical matters

John J. Neuhauser (age 60)       Trustee          1985     Academic Vice President and             88***           Saucony, Inc.
c/o Liberty Funds Group LLC                                Dean of Faculties since                              (athletic footwear)
One Financial Center                                       August 1999, Boston College                          and SkillSoft Corp.
Boston, MA 02111                                           (formerly Dean, Boston College                          (e-learning)
                                                           School of Management from
                                                           September 1977 to September 1999)

Thomas E. Stitzel (age 67)       Trustee          1998     Business Consultant since 1999          85                   None
c/o Liberty Funds Group LLC                                (formerly Professor of Finance
One Financial Center                                       from 1975 to 1999 and Dean from
Boston, MA 02111                                           1977 to 1991, College of
                                                           Business, Boise State
                                                           University); Chartered
                                                           Financial Analyst

                                               YEAR FIRST                                        NUMBER OF
                                               ELECTED OR                                    PORTFOLIOS IN FUND        OTHER
                               POSITION WITH   APPOINTED        PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE         LIBERTY FUNDS(1) TO OFFICE        DURING PAST FIVE YEARS          BY TRUSTEE              HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Thomas C. Theobald (age 66)      Trustee          1996     Managing Director, William              85                 Anixter
c/o Liberty Funds Group LLC                                Blair Capital Partners (private                         International
One Financial Center                                       equity investing) since                                (network support
Boston, MA 02111                                           September 1994 (formerly Chief                            equipment
                                                           Executive Officer and Chairman                        distributor), Jones
                                                           of the Board of Directors,                            Lang LaSalle (real
                                                           Continental Bank Corporation                           estate management
                                                           prior thereto)                                        services) and MONY
                                                                                                                    Group (life
                                                                                                                     insurance)

Anne-Lee Verville*** (age 58)    Trustee          1998     Author and speaker on                   86              Chairman of the
c/o Liberty Funds Group LLC                                educational systems needs                             Board of Directors,
One Financial Center                                       (formerly General Manager,                               Enesco Group,
Boston, MA 02111                                           Global Education Industry from                           Inc.(designer,
                                                           1994 to 1997, and President,                              importer and
                                                           Applications Solutions Division                          distributor of
                                                           from 1991 to 1994, IBM                                    giftware and
                                                           Corporation (global education                             collectibles)
                                                           and global applications))

INTERESTED TRUSTEES
William E. Mayer** (age 63)      Trustee          1994     Managing Partner, Park Avenue           87***          Lee Enterprises
c/o Liberty Funds Group LLC                                Equity Partners (private                                 (print media),
One Financial Center                                       equity) since February 1999                           WR Hambrecht + Co.
Boston, MA 02111                                           (formerly Founding Partner,                           (financial service
                                                           Development Capital LLC from                         provider), and First
                                                           November 1996 to February 1999;                      Health (health care)
                                                           Dean and Professor, College of
                                                           Business and Management,
                                                           University of Maryland from
                                                           October 1992 to November 1996)

Joseph R. Palombo** (age 50)     Trustee,         2000     President of Galaxy Funds since         86                  None
One Financial Center          Chairman of the              February 2003 (formerly Vice
Boston, MA 02111                Board and                  President from September 2002
                                President                  to February 2003); Executive
                                                           Vice President and Chief
                                                           Operating Officer of Columbia
                                                           Management Group, Inc.
                                                           (Columbia Management Group)
                                                           since November 2001; Director,
                                                           Executive Vice President and
                                                           Chief Operating Officer of
                                                           Columbia Management Advisors,
                                                           Inc.; formerly Chief Operations
                                                           Officer of Mutual Funds,
                                                           Liberty Financial Companies,
                                                           Inc. from August 2000 to
                                                           November 2001; Executive Vice
                                                           President of Stein Roe &
                                                           Farnham, Incorporated (Stein
                                                           Roe) from April 1999 to April
                                                           2003; Executive Vice President
                                                           and Director of Colonial
                                                           Management Associates, Inc.
                                                           from April 1999 to April 2003;
                                                           Director of Stein Roe from
                                                           September 2000 to April 2003;
                                                           Trustee and Chairman of the
                                                           Board of Stein Roe Mutual Funds
                                                           from October 2000; Manager of
                                                           Stein Roe Floating Rate Limited
                                                           Liability Company since October
                                                           2000; Director of Columbia
                                                           Management Multi-Strategy Hedge
                                                           Fund, LLC since December 2002;
                                                           (formerly Vice President of
                                                           Liberty Funds from April 1999
                                                           to August 2000; Chief Operating
                                                           Officer and Chief Compliance
                                                           Officer, Putnam Mutual Funds
                                                           from December 1993 to March 1999)

(1) In December 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board.
* In addition to serving as a disinterested trustee of Liberty Funds, Mr. Nelson serves as a disinterested director or trustee of Columbia Funds and CMG Funds, currently consisting of 15 funds and 20 funds, respectively, which are advised by an affiliate of the Advisor.
** Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. In addition to serving as an interested trustee of the Liberty Funds, Mr. Palombo serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC which is advised by the Advisor.
*** In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor. Mr. Neuhauser and Ms. Vervilla serve as disinterested directors of Columbia Management Multi-Strategy Hedge
    Fund, LLC which is advised by the Advisor.

                                                      YEAR FIRST
                                                      ELECTED OR
                                   POSITION WITH       APPOINTED
NAME, ADDRESS AND AGE              LIBERTY FUNDS       TO OFFICE     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Vicki L. Benjamin (age 41)            Chief              2001        Controller of the Liberty Funds and Liberty All-Star Funds
One Financial Center                Accounting                       since May 2002; Chief Accounting Officer of Liberty Funds and
Boston, MA 02111                   Officer and                       Liberty All-Star Funds since June 2001; Controller and Chief
                                    Controller                       Accounting Officer of Galaxy Funds since September 2002;
                                                                     (formerly Vice President, Corporate Audit, State Street Bank and Trust Company from May 1998 to April 2001; Audit Manager from July 1994 to June 1997; Senior Audit Manager from July
                                                                     1997 to May 1998, Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 39)        Treasurer           2000        Treasurer of the Liberty Funds and Liberty All-Star Funds
One Financial Center                                                 since December 2000; Vice President of Columbia Management
Boston, MA 02111                                                     Advisors, Inc. since April 2003 (formerly Controller of the
                                                                     Liberty Funds and Liberty All-Star Funds from February 1998 to October 2000); Treasurer of Galaxy Funds since September
                                                                     2002; Treasurer, Columbia Management Multi-Strategy Hedge
                                                                     Fund, LLC since December 2002 (formerly Vice President of
                                                                     Colonial Management Associates, Inc. from February 1998 to
                                                                     October 2000; Senior Tax Manager, Coopers & Lybrand, LLP
                                                                     from April 1996 to January 1998)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty High Yield Securities Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty High Yield Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.


Annual Report:
LIBERTY HIGH YIELD SECURITIES FUND

LIBERTY HIGH YIELD SECURITIES FUND  ANNUAL REPORT, MAY 31, 2003

                                                                     PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20

[LIBERTYFUNDS LOGO]

     A MEMBER OF COLUMBIA MANAGEMENT GROUP


     (C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
     A MEMBER OF COLUMBIA MANAGEMENT GROUP
     ONE FINANCIAL CENTER, BOSTON, MA 02111-2621


                                                730-02/2380-0503 (07/03) 03/1831

[GRAPHIC]

LIBERTY STRATEGIC INCOME FUND

ANNUAL REPORT
MAY 31, 2003

ELIMINATE CLUTTER IN TWO EASY STEPS.
POINT. CLICK. LIBERTY eDELIVERY.

FOR MORE INFORMATION ABOUT RECEIVING YOUR SHAREHOLDER REPORTS ELECTRONICALLY, CALL US AT 800-345-6611. TO SIGN UP FOR eDELIVERY, VISIT US ONLINE AT www.libertyfunds.com.

[GRAPHIC]

LIBERTY STRATEGIC INCOME FUND

ANNUAL REPORT
MAY 31, 2003

ELIMINATE CLUTTER IN TWO EASY STEPS.
POINT. CLICK. LIBERTY eDELIVERY.

TO SIGN UP FOR eDELIVERY.GO TO www.icsdelivery.com

PRESIDENT'S MESSAGE

[PHOTO OF JOSEPH R. PALOMBO]

Dear Shareholder:

Please note that the fiscal year end for Liberty Strategic Income Fund changed from December 31 to May 31. As a result, all commentary, including this letter, cover the five-month period that ended May 31, 2003.

The US bond market continued to reward investors with solid returns throughout the period covered by this report. Bonds reported gains across all sectors as interest rates declined. However, leadership rotated from higher quality bonds, which were the top performers in the previous period, to lower quality bonds. Corporate, high-yield and foreign bonds rebounded as investors became more willing to take on risk. Mortgage bonds generally lagged as low interest rates ignited a new round of mortgage refinancing.

The following report will provide you with more detailed information about fund performance and the strategies used by the fund's portfolio manager Laura A. Ostrander.

CONSOLIDATION AND A NEW NAME: COLUMBIA

I am pleased to announce that, effective April 1, 2003, six of the asset management firms brought together when Columbia Management Group, Inc. was formed were consolidated and renamed Columbia Management Advisors, Inc. (Columbia Management). This consolidation does not affect the management or investment objectives of your fund and is the next step in our efforts to create a consistent identity and to streamline our organization. By consolidating these firms, we are able to create a more efficient organizational structure and strengthen certain key functions, such as research. Although the name of the asset manager familiar to you has changed, what hasn't changed is the commitment of our specialized investment teams to a multi-disciplined approach to investing, focused on our goal of offering shareholders the best products and services.

As always, we thank you for investing in Liberty funds and for giving us the opportunity to help you build a strong financial future.

Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President

  MEET THE NEW PRESIDENT

  Joseph R. Palombo, president and chairman of the Board of Trustees for Liberty Funds, is also chief operating officer and executive vice president of Columbia Management. Mr. Palombo has over 19 years of experience in the financial services industry. Prior to joining Columbia Management, he was chief operating officer and chief compliance officer for Putnam Mutual Funds. Prior to that, he was a partner at Coopers & Lybrand. Mr. Palombo received his degree in economics/accounting from the College of the Holy Cross, where he was a member of Phi Beta Kappa. He earned his master's degree in taxation from Bentley College and participated in the Executive Program at the Amos B. Tuck School at Dartmouth College.


                                                    Not FDIC   May Lose Value
                                                    Insured    No Bank Guarantee

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE INFORMATION

VALUE OF A $10,000 INVESTMENT
5/31/93 - 5/31/03

PERFORMANCE OF A $10,000 INVESTMENT
5/31/93 - 5/31/03 ($)

                  WITHOUT     WITH
                   SALES      SALES
                  CHARGE     CHARGE
-----------------------------------
Class A           19,413     18,491
-----------------------------------
Class B           18,017     18,017
-----------------------------------
Class C           18,740     18,740
-----------------------------------
Class J           19,095     18,522
-----------------------------------
Class Z           19,502        n/a

[CHART]

             CLASS A SHARES WITHOUT SALES CHARGE   CLASS A SHARES WITH SALES CHARGE   LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX
 5/31/1993                              $ 10,000                           $  9,525                                       $ 10,000
 6/30/1993                              $ 10,142                           $  9,660                                       $ 10,227
 7/31/1993                              $ 10,202                           $  9,717                                       $ 10,292
 8/31/1993                              $ 10,374                           $  9,881                                       $ 10,529
 9/30/1993                              $ 10,365                           $  9,873                                       $ 10,566
10/31/1993                              $ 10,568                           $ 10,066                                       $ 10,609
11/30/1993                              $ 10,544                           $ 10,043                                       $ 10,489
12/31/1993                              $ 10,717                           $ 10,208                                       $ 10,536
 1/31/1994                              $ 10,949                           $ 10,429                                       $ 10,694
 2/28/1994                              $ 10,774                           $ 10,262                                       $ 10,461
 3/31/1994                              $ 10,436                           $  9,940                                       $ 10,204
 4/30/1994                              $ 10,332                           $  9,842                                       $ 10,120
 5/31/1994                              $ 10,331                           $  9,841                                       $ 10,101
 6/30/1994                              $ 10,299                           $  9,810                                       $ 10,078
 7/31/1994                              $ 10,344                           $  9,852                                       $ 10,280
 8/31/1994                              $ 10,357                           $  9,865                                       $ 10,284
 9/30/1994                              $ 10,325                           $  9,835                                       $ 10,128
10/31/1994                              $ 10,370                           $  9,878                                       $ 10,117
11/30/1994                              $ 10,275                           $  9,787                                       $ 10,099
12/31/1994                              $ 10,321                           $  9,831                                       $ 10,166
 1/31/1995                              $ 10,431                           $  9,935                                       $ 10,361
 2/28/1995                              $ 10,684                           $ 10,177                                       $ 10,601
 3/31/1995                              $ 10,891                           $ 10,374                                       $ 10,672
 4/30/1995                              $ 11,132                           $ 10,603                                       $ 10,822
 5/31/1995                              $ 11,456                           $ 10,912                                       $ 11,275
 6/30/1995                              $ 11,486                           $ 10,940                                       $ 11,365
 7/31/1995                              $ 11,614                           $ 11,063                                       $ 11,321
 8/31/1995                              $ 11,661                           $ 11,107                                       $ 11,466
 9/30/1995                              $ 11,875                           $ 11,311                                       $ 11,583
10/31/1995                              $ 12,041                           $ 11,469                                       $ 11,753
11/30/1995                              $ 12,173                           $ 11,595                                       $ 11,947
12/31/1995                              $ 12,409                           $ 11,820                                       $ 12,123
 1/31/1996                              $ 12,611                           $ 12,012                                       $ 12,198
 2/29/1996                              $ 12,504                           $ 11,910                                       $ 11,939
 3/31/1996                              $ 12,465                           $ 11,873                                       $ 11,839
 4/30/1996                              $ 12,550                           $ 11,954                                       $ 11,757
 5/31/1996                              $ 12,582                           $ 11,984                                       $ 11,737
 6/30/1996                              $ 12,650                           $ 12,049                                       $ 11,894
 7/31/1996                              $ 12,718                           $ 12,114                                       $ 11,921
 8/31/1996                              $ 12,895                           $ 12,282                                       $ 11,891
 9/30/1996                              $ 13,164                           $ 12,539                                       $ 12,103
10/31/1996                              $ 13,343                           $ 12,709                                       $ 12,385
11/30/1996                              $ 13,653                           $ 13,004                                       $ 12,613
12/31/1996                              $ 13,681                           $ 13,032                                       $ 12,473
 1/31/1997                              $ 13,677                           $ 13,028                                       $ 12,488
 2/28/1997                              $ 13,787                           $ 13,132                                       $ 12,514
 3/31/1997                              $ 13,516                           $ 12,874                                       $ 12,365
 4/30/1997                              $ 13,665                           $ 13,016                                       $ 12,545
 5/31/1997                              $ 13,911                           $ 13,250                                       $ 12,662
 6/30/1997                              $ 14,100                           $ 13,431                                       $ 12,814
 7/31/1997                              $ 14,447                           $ 13,761                                       $ 13,206
 8/31/1997                              $ 14,385                           $ 13,702                                       $ 13,058
 9/30/1997                              $ 14,697                           $ 13,999                                       $ 13,263
10/31/1997                              $ 14,653                           $ 13,957                                       $ 13,475
11/30/1997                              $ 14,729                           $ 14,030                                       $ 13,547
12/31/1997                              $ 14,860                           $ 14,155                                       $ 13,689
 1/31/1998                              $ 15,100                           $ 14,382                                       $ 13,882
 2/28/1998                              $ 15,157                           $ 14,437                                       $ 13,854
 3/31/1998                              $ 15,277                           $ 14,551                                       $ 13,897
 4/30/1998                              $ 15,355                           $ 14,625                                       $ 13,967
 5/31/1998                              $ 15,413                           $ 14,681                                       $ 14,116
 6/30/1998                              $ 15,408                           $ 14,677                                       $ 14,260
 7/31/1998                              $ 15,546                           $ 14,807                                       $ 14,272
 8/31/1998                              $ 14,902                           $ 14,194                                       $ 14,550
 9/30/1998                              $ 15,204                           $ 14,482                                       $ 14,966
10/31/1998                              $ 15,179                           $ 14,458                                       $ 14,860
11/30/1998                              $ 15,631                           $ 14,889                                       $ 14,949
12/31/1998                              $ 15,626                           $ 14,884                                       $ 14,986
 1/31/1999                              $ 15,733                           $ 14,985                                       $ 15,093
 2/28/1999                              $ 15,528                           $ 14,790                                       $ 14,734
 3/31/1999                              $ 15,747                           $ 14,999                                       $ 14,807
 4/30/1999                              $ 15,967                           $ 15,209                                       $ 14,844
 5/31/1999                              $ 15,624                           $ 14,882                                       $ 14,691
 6/30/1999                              $ 15,619                           $ 14,878                                       $ 14,646
 7/31/1999                              $ 15,613                           $ 14,872                                       $ 14,605
 8/31/1999                              $ 15,540                           $ 14,802                                       $ 14,593
 9/30/1999                              $ 15,582                           $ 14,842                                       $ 14,724
10/31/1999                              $ 15,577                           $ 14,837                                       $ 14,763
11/30/1999                              $ 15,714                           $ 14,968                                       $ 14,754
12/31/1999                              $ 15,827                           $ 15,076                                       $ 14,664
E1/31/00                                $ 15,655                           $ 14,911                                       $ 14,659
E2/29/00                                $ 15,891                           $ 15,136                                       $ 14,843
E3/31/00                                $ 15,812                           $ 15,061                                       $ 15,058
E4/30/00                                $ 15,660                           $ 14,916                                       $ 14,984
E5/31/00                                $ 15,483                           $ 14,748                                       $ 14,971
E6/30/00                                $ 15,800                           $ 15,050                                       $ 15,276
E7/31/00                                $ 15,920                           $ 15,164                                       $ 15,438
E8/31/00                                $ 16,043                           $ 15,281                                       $ 15,656
E9/30/00                                $ 15,860                           $ 15,107                                       $ 15,715
E10/31/00                               $ 15,522                           $ 14,785                                       $ 15,814
E11/30/00                               $ 15,234                           $ 14,510                                       $ 16,085
E12/31/00                               $ 15,723                           $ 14,976                                       $ 16,401
E1/31/01                                $ 16,372                           $ 15,594                                       $ 16,677
E2/28/01                                $ 16,393                           $ 15,615                                       $ 16,849
E3/31/01                                $ 16,015                           $ 15,254                                       $ 16,926
E4/30/01                                $ 15,843                           $ 15,091                                       $ 16,799
E5/31/01                                $ 15,940                           $ 15,183                                       $ 16,897
E6/30/01                                $ 15,739                           $ 14,991                                       $ 16,978
E7/31/01                                $ 15,838                           $ 15,086                                       $ 17,401
E8/31/01                                $ 16,104                           $ 15,339                                       $ 17,623
E9/30/01                                $ 15,576                           $ 14,836                                       $ 17,785
E10/31/01                               $ 16,029                           $ 15,268                                       $ 18,237
E11/30/01                               $ 16,230                           $ 15,459                                       $ 17,938
E12/31/01                               $ 16,204                           $ 15,434                                       $ 17,796
E1/31/02                                $ 16,234                           $ 15,463                                       $ 17,926
E2/28/02                                $ 16,265                           $ 15,493                                       $ 18,079
E3/31/02                                $ 16,317                           $ 15,542                                       $ 17,712
E4/30/02                                $ 16,634                           $ 15,844                                       $ 18,055
E5/31/02                                $ 16,717                           $ 15,923                                       $ 18,221
E6/30/02                                $ 16,443                           $ 15,662                                       $ 18,376
E7/31/02                                $ 16,249                           $ 15,477                                       $ 18,597
E8/31/02                                $ 16,509                           $ 15,725                                       $ 19,013
E9/30/02                                $ 16,588                           $ 15,800                                       $ 19,422
E10/31/02                               $ 16,623                           $ 15,833                                       $ 19,236
E11/30/02                               $ 16,995                           $ 16,188                                       $ 19,247
E12/31/02                               $ 17,493                           $ 16,662                                       $ 19,757
E1/31/03                                $ 17,745                           $ 16,902                                       $ 19,757
E2/28/03                                $ 18,061                           $ 17,203                                       $ 20,109
E3/31/03                                $ 18,224                           $ 17,358                                       $ 20,083
E4/30/03                                $ 18,923                           $ 18,025                                       $ 20,298
E5/31/03                                $ 19,413                           $ 18,491                                       $ 20,874

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT www.libertyfunds.com FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on May 31, 1993 and reinvestment of all income and capital gains. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of US government and US corporate bonds. Unlike mutual funds, indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/03 (%)

SHARE CLASS                 A                       B                       C                       J                 Z
INCEPTION                4/21/77                 5/15/92                  7/1/97                 11/2/98           1/29/99
--------------- ------------------------ ---------------------- ----------------------- ----------------------- -------------
                   WITHOUT      WITH       WITHOUT      WITH       WITHOUT      WITH       WITHOUT       WITH      WITHOUT
                    SALES       SALES       SALES       SALES       SALES       SALES       SALES        SALES      SALES
                   CHARGE      CHARGE      CHARGE      CHARGE      CHARGE      CHARGE      CHARGE       CHARGE     CHARGE
--------------- ------------------------ ---------------------- ----------------------- ----------------------- -------------
5-month
(cumulative)        11.10       5.82        10.95       5.95        10.82       9.82        10.97        7.64       11.29
--------------- ------------------------ ---------------------- ----------------------- ----------------------- -------------
1-year              16.26      10.74        15.39      10.39        15.56      14.56        15.89       12.42       16.23
--------------- ------------------------ ---------------------- ----------------------- ----------------------- -------------
5-year               4.74       3.72         3.96       3.67         4.11       4.11         4.39        3.76        4.83
--------------- ------------------------ ---------------------- ----------------------- ----------------------- -------------
10-year              6.86       6.34         6.06       6.06         6.48       6.48         6.68        6.36        6.91
--------------- ------------------------ ---------------------- ----------------------- ----------------------- -------------

AVERAGE ANNUAL TOTAL RETURN AS OF 3/31/03 (%)

SHARE CLASS                 A                       B                       C                       J                 Z
--------------- ------------------------ ---------------------- ----------------------- ------------------------ ------------
                   WITHOUT      WITH       WITHOUT      WITH       WITHOUT      WITH       WITHOUT       WITH      WITHOUT
                    SALES       SALES       SALES       SALES       SALES       SALES       SALES        SALES      SALES
                   CHARGE      CHARGE      CHARGE      CHARGE      CHARGE      CHARGE      CHARGE       CHARGE     CHARGE
--------------- ------------------------ ---------------------- ----------------------- ------------------------ ------------
5-month
(cumulative)         9.63       4.42         9.10       4.10         9.35       8.35         9.49        6.20        9.40
--------------- ------------------------ ---------------------- ----------------------- ------------------------ ------------
1-year              11.69       6.39        10.67       5.67        11.02      10.02        11.32        7.99       11.62
--------------- ------------------------ ---------------------- ----------------------- ------------------------ ------------
5-year               3.58       2.58         2.77       2.49         2.96       2.96         3.25        2.62        3.66
--------------- ------------------------ ---------------------- ----------------------- ------------------------ ------------
10-year              6.37       5.86         5.56       5.56         6.01       6.01         6.20        5.88        6.41
--------------- ------------------------ ---------------------- ----------------------- ------------------------ ------------

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 4.75% charge for class A shares, and 3% for class J shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year
- 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

Performance reflects any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance would have been lower.

The share performance information for classes C, J and Z (newer class shares) includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer classes of shares. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of class C and J shares would have been lower, and the returns for the class Z shares would have been higher.

SEC YIELDS ON 5/31/03 (%)

CLASS A                                                 5.21
CLASS B                                                 4.72
CLASS C                                                 4.87
CLASS J                                                 4.88
CLASS Z                                                 5.58

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the advisor or its affiliates had not waived certain fund expenses, the SEC yield for class C shares would have been 4.72%.

TOP 5 COUNTRIES AS OF 5/31/03 (%)

USA                                                     71.1
NEW ZEALAND                                              3.5
CANADA                                                   3.2
SWEDEN                                                   2.8
UNITED KINGDOM                                           2.6

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there is no guarantee the fund will continue to maintain these holdings in the future.

NET ASSET VALUE PER SHARE as of 5/31/03 ($)

         Class A                                        6.09
         Class B                                        6.09
         Class C                                        6.09
         Class J                                        6.08
         Class Z                                        6.05

DISTRIBUTIONS DECLARED PER SHARE
1/1/03 - 5/31/03 ($)

         Class A                                        0.16
         Class B                                        0.14
         Class C                                        0.14
         Class J                                        0.15
         Class Z                                        0.16

PORTFOLIO MANAGER'S REPORT

Because the Board of Trustees approved changing the Liberty Strategic Income Fund's fiscal year end from December to May, this report covers only a five-month period. The next report you receive will be a semiannual report for the period through November 2003.

For the five-month period ended May 31, 2003, the class A shares of Liberty Strategic Income Fund returned 11.10% without sales charge. Fund performance was better than its benchmark, the Lehman Brothers Government/Credit Bond Index, which returned 5.65% for the period. The fund's allocation to high-yield bonds, emerging-markets debt, non-US government bonds and non-US dollar currencies accounted for its superior performance. The fund also outperformed its peers, as indicated by the average return of 9.61% for the Lipper Multi-Sector Income Funds Category.(1)

EQUITY-WARY INVESTORS SEEK HIGHER YIELDS

At the outset of the period, investors remained wary of equities as issues over corporate governance and accounting scandals undermined confidence, and corporate profits showed little growth. Uncertainty about the outcome of a confrontation with Iraq also hung over the financial markets. But as the war came to a relatively swift conclusion and as yields on US Treasuries reached a 40-year low, many investors were willing to take on additional risk in order to get additional yield. Low interest rates and an accommodating attitude on the part of banks also helped the environment for high-yield bonds. Emerging markets debt benefited from the reduced uncertainty that followed the war with Iraq as well as the low global interest rates. And the US dollar, long felt to be overvalued against other world currencies, fell sharply.

We increased our exposure to high-yield bonds, which benefited performance. The timing of our decision allowed us to participate significantly in the high-yield rally that began in the fourth quarter of 2002. Our emerging-market debt also performed well as investors looked outside the United States in search of additional yield. Yields of non-US government bonds generally performed in line with US Treasuries. However, as the value of the US dollar declined, the non-US government bonds outperformed US Treasuries. The fund's exposure

----------
(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

to bonds denominated in the Australian dollar, the New Zealand dollar, and the euro all helped performance as the US dollar declined sharply against other world currencies. At the end of the period, the fund's assets were divided roughly as follows: 40% high-yield bonds, 26% US Treasuries and other US government bonds and 34% non-US developed, emerging-markets debt and preferred stock. We kept our currency exposure stable during the period.

LOOKING AHEAD

We expect to maintain our exposure to high-yield bonds around current levels as we expect to see firmer economic growth in the second half of 2003. We are unlikely to increase exposure beyond the current level because much of this view is already priced into the market at current levels. Emerging market bonds continue to offer value at current levels. Although the pace of current levels outperformance should slow. We also believe that the pace of the US dollar's decline versus other currencies will slow and we will take this into consideration in managing our currency exposure going forward.

/s/ Laura A. Ostrander

Laura A. Ostrander is the portfolio manager of Liberty Strategic Income Fund and a senior vice president of Columbia Management Advisors, Inc. Ms. Ostrander has over 15 years experience in the money management business. Prior to joining a predecessor of the firm in 1996, she was a global fixed-income portfolio manager with American Express Financial Advisers in Minneapolis.

QUALITY BREAKDOWN AS OF 5/31/03 (%)

           AAA                              47.6
           AA                                2.2
           A                                 4.6
           BBB                               3.8
           BB                               13.4
           B                                21.9
           CCC                               6.9
           CC                                2.2
           D                                 0.2
           Non-rated                         0.6
           Equity, preferred stocks          0.6
           Other net assets                 -4.0

Quality breakdown is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

The "Other" category represents the total of other assets and liabilities.

[CHART]

PORTFOLIO STRUCTURE AS OF 5/31/03 (%)

Corporate bonds                            40.10%
Foreign gov't notes/bonds                  32.90%
US gov't notes/bonds                       20.80%
US agencies                                 5.20%
Cash & equivalents                          4.30%
Equity, preferred stocks                    0.60%
Warrants                                    0.10%
Other                                      -4.00%

Portfolio structure is calculated as a percentage of net assets. The "Other" category represents the total of other assets and liabilities. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain these breakdowns and structure in the future.

Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market, political, accounting and currency risks not associated with other investments. Investing in emerging markets involves certain risks as they may be subject to a greater degree of social, political, currency and economic instability.

INVESTMENT PORTFOLIO

May 31, 2003

BONDS & NOTES - 99.1%                                            PAR             VALUE
--------------------------------------------------------------------------------------
CORPORATE FIXED-INCOME
BONDS & NOTES - 40.0%
CONSTRUCTION - 1.4%
BUILDING CONSTRUCTION - 1.4%
Associated Materials Inc.,
   9.750% 04/15/12                                   $     1,995,000   $     2,164,575
Atrium Companies, Inc.,
   10.500% 05/01/09                                        1,445,000         1,502,800
Congoleum Corp.,
   8.625% 08/01/08                                         1,305,000           750,375
D.R. Horton, Inc.,
   9.750% 09/15/10                                         6,355,000         7,022,275
K. Hovnanian
   Enterprises, Inc.:
   8.875% 04/01/12                                         1,270,000         1,358,900
   10.500% 10/01/07                                        2,420,000         2,807,200
Standard Pacific Corp.,
   9.250% 04/15/12                                         2,470,000         2,630,550
William Lyon Homes, Inc.,
   10.750% 04/01/13                                        1,245,000         1,288,575
                                                                       ---------------
                                                                            19,525,250
                                                                       ---------------

CONSUMER STAPLES - 0.3%

HOUSEHOLD PRODUCTS - 0.3%
Armkel LLC,
   9.500% 08/15/09                                         1,150,000         1,288,000
Playtex Products, Inc.,
   9.375% 06/01/11                                         2,950,000         3,156,500
                                                                       ---------------
                                                                             4,444,500
                                                                       ---------------

FINANCE, INSURANCE & REAL ESTATE - 0.8%

FINANCIAL SERVICES - 0.3%
MDP Acquisitions PLC,
   9.625% 10/01/12                                         3,300,000         3,514,500
Orion Power Holdings, Inc.,
   12.000% 05/01/10                                          700,000           757,750
                                                                       ---------------
                                                                             4,272,250
                                                                       ---------------
INSURANCE AGENTS & BROKERS - 0.2%
Willis Corroon Corp.,
   9.000% 02/01/09                                         1,855,000         1,984,850
                                                                       ---------------
REAL ESTATE - 0.3%
Forest City Enterprises, Inc.,
   7.625% 06/01/15                                         1,020,000         1,040,400
iStar Financial, Inc.,
   8.750% 08/15/08                                         1,330,000         1,429,750
Thornburg Mortgage, Inc.,
   8.000% 05/15/13                                         1,545,000         1,545,000
                                                                       ---------------
                                                                             4,015,150
                                                                       ---------------

MANUFACTURING - 10.6%

APPAREL - 0.2%
Levi Strauss & Co.,
   12.250% 12/15/12 (a)                              $     1,300,000   $     1,079,000
William Carter Co.,
   10.875% 08/15/11                                        1,400,000         1,582,000
                                                                       ---------------
                                                                             2,661,000
                                                                       ---------------
AUTO PARTS & EQUIPMENT - 0.2%
Rexnord Corp.,
   10.125% 12/15/12 (a)                                      850,000           935,000
TRW Automotive, Inc.
   11.000% 02/15/13 (a)                                    2,020,000         2,100,800
                                                                       ---------------
                                                                             3,035,800
                                                                       ---------------
CHEMICALS & ALLIED PRODUCTS - 2.2%
Avecia Group PLC,
   11.000% 07/01/09                                        2,375,000         2,185,000
Equistar Chemical Funding LP,
   10.125% 09/01/08                                        1,285,000         1,304,275
FMC Corp.,
   10.250% 11/01/09                                        2,700,000         3,057,750
Huntsman ICI
   Holdings LLC,
   (b) 12/31/09                                           26,310,000        10,524,000
Lyondell Chemical Co.,
   9.625% 05/01/07                                         4,230,000         4,177,125
MacDermid, Inc.,
   9.125% 07/15/11                                         2,600,000         2,873,000
Polyone Corp
   10.625% 05/15/10 (a)                                    1,610,000         1,577,800
Terra Capital, Inc.,
   12.875% 10/15/08                                        3,825,000         4,207,500
Texas Petrochemical Corp.,
   11.125% 07/01/06                                        3,015,000         1,025,100
                                                                       ---------------
                                                                            30,931,550
                                                                       ---------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 1.0%
Amkor Technology, Inc.:
   7.750% 05/15/13 (a)                                       795,000           755,250
   9.250% 02/15/08                                         1,800,000         1,881,000
   10.500% 05/01/09                                        1,700,000         1,691,500
Condor Systems, Inc.,
   11.875% 05/01/09 (d)                                    4,000,000           880,000
Flextronics International Ltd.,
   9.875% 07/01/10                                         3,670,000         4,037,000
TransDigm, Inc.,
   10.375% 12/01/08                                        4,150,000         4,367,875
                                                                       ---------------
                                                                            13,612,625
                                                                       ---------------
FABRICATED METAL - 0.2%
Earle M. Jorgensen & Co.,
   9.750% 06/01/12                                         2,800,000         2,926,000
                                                                       ---------------

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
FOOD & KINDRED PRODUCTS - 1.1%
Del Monte Corp.,
   9.250% 05/15/11                                   $     1,600,000   $     1,740,000
Dole Food Co., Inc.,
   8.625% 05/01/09                                         2,485,000         2,634,100
Michael Foods, Inc.,
   11.750% 04/01/11                                        1,250,000         1,421,875
Premier International
   Foods PLC,
   12.000% 09/01/09                                        5,600,000         6,160,000
Smithfield Foods, Inc.,
   8.000% 10/15/09                                         2,835,000         2,912,963
                                                                       ---------------
                                                                            14,868,938
                                                                       ---------------
FURNITURE & FIXTURES - 0.2%
Juno Lighting, Inc.,
   11.875% 07/01/09                                        1,920,000         2,035,200
Simmons Co.,
   10.250% 03/15/09                                          280,000           299,600
                                                                       ---------------
                                                                             2,334,800
                                                                       ---------------
MACHINERY & COMPUTER EQUIPMENT - 0.1%
Cummins, Inc.,
   9.500% 12/01/10                                         1,785,000         1,936,725
                                                                       ---------------
MEASURING & ANALYZING INSTRUMENTS - 0.1%
Fisher Scientific
   International, Inc.,
   8.125% 05/01/12                                         1,000,000         1,072,500
                                                                       ---------------
MISCELLANEOUS MANUFACTURING - 2.4%
Actuant Corp.,
   13.000% 05/01/09                                        2,340,000         2,737,800
Agco Corp.,
   9.500% 05/01/08                                         2,430,000         2,648,700
Amscan Holdings, Inc.,
   9.875% 12/15/07                                         2,750,000         2,750,000
Applied Extrusion
   Technologies, Inc.,
   10.750% 07/01/11                                        2,325,000         1,767,000
Crown European
   Holdings SA, (a)
   10.875% 03/01/13                                        1,800,000         1,899,000
Flowserve Corp.,
   12.250% 08/15/10                                        2,389,000         2,747,350
Hexcel Corp.:
   9.750% 01/15/09                                         1,305,000         1,262,587
   9.875% 10/01/08 (a)                                       380,000           404,700
Koppers Industries, Inc.,
   9.875% 12/01/07                                         3,085,000         3,146,700
Newcor, Inc.,
   6.000% 01/31/13 (f)                                       847,510           367,997
Owens-Illinois, Inc.:
   7.150% 05/15/05                                   $       925,000   $       925,000
   7.350% 05/15/08                                         1,950,000         1,901,250
   8.100% 05/15/07                                         1,000,000         1,000,000
SPX Corp.,
   7.500% 01/01/13                                         1,575,000         1,685,250
Tekni-Plex, Inc.,
   12.750% 06/15/10                                        6,190,000         6,050,725
Terex Corp., Series 2001 B,
   10.375% 04/01/11                                        2,000,000         2,130,000
                                                                       ---------------
                                                                            33,424,059
                                                                       ---------------
PAPER PRODUCTS - 0.9%
Georgia-Pacific Corp
   8.875% 02/01/10                                         1,900,000         1,980,750
Norske Skog Canada Ltd.,
   8.625% 06/15/11 (a)                                       850,000           875,500
Riverwood International Corp.,
   10.875% 04/01/08                                        6,760,000         6,954,350
Smurfit-Stone Container, Corp.,
   8.250% 10/01/12                                         1,600,000         1,680,000
Tembec Industries, Inc.,
   8.500% 02/01/11                                         1,400,000         1,379,000
                                                                       ---------------
                                                                            12,869,600
                                                                       ---------------
POLLUTION CONTROL - 0.0%
EnviroSource, Inc.,
   14.000% 12/15/08                                          526,803           474,123
                                                                       ---------------
PRIMARY METAL - 0.4%
Bayou Steel Corp.,
   9.500% 05/15/08 (c)                                     3,000,000           555,000
Kaiser Aluminum &
   Chemical Corp.,
   10.875% 10/15/06 (d)                                    4,715,000         3,159,050
Metallurg, Inc.,
   11.000% 12/01/07                                        2,200,000         1,320,000
WCI Steel, Inc.,
   10.000% 12/01/04 (c)                                    3,915,000           978,750
Wheeling-Pittsburgh Corp.,
   9.250% 11/15/07 (d)                                     8,500,000            42,500
                                                                       ---------------
                                                                             6,055,300
                                                                       ---------------
PRINTING & PUBLISHING - 1.4%
American Greetings Corp.,
   11.750% 07/15/08                                        1,575,000         1,779,750
Dex Media East LLC,
   12.125% 11/15/12                                        3,580,000         4,206,500
Hollinger, Inc.,
   11.875% 03/01/11 (a)                                    1,780,000         1,860,100
Primedia, Inc.,
   8.875% 05/15/11                                         3,600,000         3,744,000
Von Hoffman Corp.,
   10.250% 03/15/09                                        3,200,000         3,328,000

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
PRINTING & PUBLISHING (CONTINUED)
Yell Finance BV,
   10.750% 08/01/11                                  $     4,400,000   $     4,906,000
                                                                       ---------------
                                                                            19,824,350
                                                                       ---------------
STONE, CLAY, GLASS & CONCRETE - 0.0%
Owens-Brockway Glass
   Container
   8.250% 05/15/13 (a)                                       340,000           341,700
                                                                       ---------------
TEXTILE MILL PRODUCTS - 0.1%
Collins & Aikman Floor
   Covering, Inc.,
   9.750% 02/15/10                                         1,400,000         1,428,000
                                                                       ---------------
TRANSPORTATION EQUIPMENT - 0.1%
Sequa Corp.,
   8.875% 04/01/08                                         1,160,000         1,218,000
Teekay Shipping Corp.,
   8.875% 07/15/11                                           700,000           749,000
                                                                       ---------------
                                                                             1,967,000
                                                                       ---------------

MINING & ENERGY - 5.4%

METAL MINING - 0.3%
TriMas Corp.,
   9.875% 06/15/12 (a)                                     1,310,000         1,336,200
   9.875% 06/15/12                                         2,115,000         2,157,300
                                                                       ---------------
                                                                             3,493,500
                                                                       ---------------
OIL & GAS EXTRACTION - 4.9%
Benton Oil & Gas Co.,
   9.375% 11/01/07                                         2,445,000         2,102,700
Chesapeake Energy Corp.:
   7.750% 01/15/15                                         1,800,000         1,890,000
   8.125% 04/01/11                                           770,000           820,050
Coastal Corp.,
   7.750% 06/15/10                                         3,550,000         3,124,000
Compton Petroleum Corp.,
   9.900% 05/15/09                                         2,200,000         2,387,000
Denbury Resources, Inc.,
   7.500% 04/01/13 (a)                                     1,000,000         1,030,000
Dynegy Holdings Inc.,
   8.750% 02/15/12                                         1,895,000         1,667,600
El Paso Corp.:
   7.750% 06/01/13                                         1,950,000         1,945,125
   8.500% 06/01/10                                         1,050,000         1,118,250
   8.500% 06/01/11                                           625,000           665,625
Encore Acquisition Co.,
   8.375% 06/15/12                                         1,885,000         1,998,100
Forest Oil Corp.,
   8.000% 06/15/08                                         2,405,000         2,537,275
Magnum Hunter
   Resources, Inc.,
   9.600% 03/15/12                                         2,100,000         2,289,000
Mariner Energy, Inc.,
   10.500% 08/01/06                                        2,610,000         2,616,525
Northwest Pipeline Corp
   8.125% 03/01/10                                   $       760,000   $       836,220
PDVSA Finance Ltd.:
   6.250% 02/15/06                                   EUR   4,105,500         4,056,613
   6.650% 02/15/06                                   $     2,550,000         2,397,000
Pemex Project Funding
   Master Trust:
   7.375% 12/15/14 (a)                                     2,520,000         2,790,900
   9.125% 10/13/10                                         8,865,000        10,815,300
Pioneer Natural Resources, Co.,
   7.500% 04/15/12                                           220,000           246,400
Pogo Producing Co.,
   8.250% 04/15/11                                         5,350,000         5,885,000
Premcor Refining Group:
   9.250% 02/01/10                                           950,000         1,045,000
   9.500% 02/01/13                                         1,200,000         1,338,000
Sonat, Inc.,
   7.625% 07/15/11                                         1,310,000         1,120,050
Southern Natural Gas Co.,
   8.875% 03/15/10                                         1,335,000         1,448,475
Stone Energy Corp.,
   8.250% 12/15/11                                         1,475,000         1,578,250
Tesoro Petroleum Corp.,
   8.000% 04/15/08                                           670,000           670,000
TransTexas Gas Corp.,
   15.000% 03/15/05 (c)                                      465,296           139,589
Williams Companies, Inc.,
   8.125% 03/15/12                                         4,125,000         4,083,750
XTO Energy, Inc.,
   7.500% 04/15/12                                         2,800,000         3,094,000
                                                                       ---------------
                                                                            67,735,797
                                                                       ---------------
OIL & GAS FIELD SERVICES - 0.2%
Frontier Escrow Corp.,
   8.000% 04/15/13 (a)                                       535,000           551,050
Newpark Resources, Inc.,
   8.625% 12/15/07                                         1,860,000         1,860,000
                                                                       ---------------
                                                                             2,411,050
                                                                       ---------------

RETAIL TRADE - 1.3%

FOOD & KINDRED PRODUCTS - 0.3%
Constellation Brands,
   8.125% 01/15/12                                         1,175,000         1,230,812
Roundy's, Inc.,
   8.875% 06/15/12                                         2,615,000         2,745,750
                                                                       ---------------
                                                                             3,976,562
                                                                       ---------------
MISCELLANEOUS RETAIL - 0.8%
Gap, Inc.,
   8.800% 12/15/08                                         1,725,000         2,087,250
JC Penney Co., Inc.,
   8.000% 03/01/10                                         2,580,000         2,631,600

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
MISCELLANEOUS RETAIL (CONTINUED)
Rite Aid Corp.:
   8.125% 05/01/10 (a)                               $       875,000   $       892,500
   9.250% 06/01/13 (a)                                     2,680,000         2,592,900
Saks, Inc.,
   8.250% 11/15/08                                           670,000           710,200
   Steinway Musical
   Instruments, Inc.,
   8.750% 04/15/11                                         2,600,000         2,535,000
                                                                       ---------------
                                                                            11,449,450
                                                                       ---------------
RESTAURANTS - 0.2%
Yum! Brands, Inc.,
   7.700% 07/01/12                                         1,925,000         2,151,188
                                                                       ---------------

SERVICES - 8.0%

AMUSEMENT & RECREATION - 3.5%
Ameristar Casinos, Inc.,
   10.750% 02/15/09                                        2,650,000         2,941,500
Argosy Gaming Co.,
   10.750% 06/01/09                                        2,955,000         3,220,950
Boyd Gaming Corp.,
   8.750% 04/15/12                                           780,000           834,600
Circus & Eldorado/Silver
   Legacy Capital Corp.,
   10.125% 03/01/12                                        2,855,000         2,722,956
Coast Hotels & Casinos, Inc.,
   9.500% 04/01/09                                         3,050,000         3,233,000
Corus Entertainment Inc.,
   8.750% 03/01/12                                         1,275,000         1,354,687
Hollywood Casino Shreveport,
   13.000% 08/01/06                                        4,230,000         3,045,600
Hollywood
   Entertainment Corp.,
   9.625% 03/15/11                                         2,225,000         2,369,625
Majestic Investor
   Holdings,
   11.653% 11/30/07                                        1,550,000         1,534,500
Mohegan Tribal
   Gaming Authority:
   8.000% 04/01/12                                         3,500,000         3,692,500
   8.375% 07/01/11                                         1,285,000         1,365,313
Park Place
   Entertainment Corp.,
   9.375% 02/15/07                                         2,690,000         2,918,650
Penn National Gaming, Inc.,
   11.125% 03/01/08                                        2,850,000         3,135,000
Pinnacle Entertainment, Inc.,
   9.250% 02/15/07 (a)                                     5,575,000         5,386,844
Regal Cinemas, Inc.,
   9.375% 02/01/12                                         3,380,000         3,658,850
Six Flags, Inc.,
   9.500% 02/01/09                                         3,960,000         3,950,100
Town Sports International, Inc.,
   9.625% 04/15/11 (a)                               $     1,075,000   $     1,115,313
Venetian Casino Resort LLC,
   11.000% 06/15/10 (a)                                    1,975,000         2,157,688
                                                                       ---------------
                                                                            48,637,676
                                                                       ---------------
AUTO EQUIPMENT & RENTAL SERVICES - 1.0%
Accuride Corp.,
   9.250% 02/01/08                                           675,000           604,125
Collins & Aikman Products Co.,
   10.750% 12/31/11                                        2,685,000         2,322,525
Dana Corp.:
   9.000% 08/15/11                                         1,375,000         1,433,437
   10.125% 03/15/10                                        1,190,000         1,288,175
Dura Operating Corp.,
   8.625% 04/15/12                                         2,170,000         2,164,575
Lear Corp.,
   8.110% 05/15/09                                         3,350,000         3,760,375
United Rentals, Inc.,
   10.750% 04/15/08                                        1,640,000         1,746,600
                                                                       ---------------
                                                                            13,319,812
                                                                       ---------------
BUSINESS SERVICES - 0.2%
Iron Mountain, Inc.,
   7.750% 01/15/15                                         1,225,000         1,307,688
Moore North America,
   7.875% 01/15/11                                           995,000         1,044,750
                                                                       ---------------
                                                                             2,352,438
                                                                       ---------------
FUNERAL SERVICES - 0.5%
Service Corp. International,
   7.700% 04/15/09                                         3,860,000         3,917,900
Stewart Enterprises, Inc.,
   10.750% 07/01/08                                        2,695,000         3,004,925
                                                                       ---------------
                                                                             6,922,825
                                                                       ---------------
HEALTH SERVICES - 2.2%
AmerisourceBergen Corp.:
   7.250% 11/15/12 (a)                                     1,390,000         1,501,200
   8.125% 09/01/08                                         2,500,000         2,743,750
Coventry Health Care, Inc.,
   8.125% 02/15/12                                         2,550,000         2,754,000
HCA, Inc.,
   8.750% 09/01/10                                         3,500,000         4,212,075
IASIS Healthcare Corp.,
   13.000% 10/15/09                                        1,655,000         1,837,050
Insight Health Services Corp.,
   9.875% 11/01/11                                         2,160,000         2,106,000
Magellan Health Services, Inc.,
   9.375% 11/15/07 (a) (d)                                 2,550,000         2,460,750
MedQuest, Inc.,
   11.875% 08/15/12 (a)                                    3,000,000         2,925,000

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
HEALTH SERVICES (CONTINUED)
Pacificare Health Systems, Inc.,
   10.750% 06/01/09                                  $     3,140,000   $     3,454,000
Tenet Healthcare Corp.,
   6.375% 12/01/11                                         3,930,000         3,812,100
United Surgical Partners
   International, Inc.,
   10.000% 12/15/11                                        2,235,000         2,413,800
                                                                       ---------------
                                                                            30,219,725
                                                                       ---------------
HOTELS, CAMPS & LODGING - 0.6%
Hard Rock Hotel, Inc.,
   8.875% 06/01/13 (a)                                       865,000           888,787
Host Marriott LP,
   9.500% 01/15/07                                         2,100,000         2,223,375
Royal Caribbean Cruises Ltd.,
   8.000% 05/15/10                                           780,000           780,000
Starwood Hotels & Resorts
   Worldwide, Inc.,
   7.875% 05/01/12 (a)                                     3,750,000         3,975,000
                                                                       ---------------
                                                                             7,867,162
                                                                       ---------------

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 12.2%

AEROSPACE - 0.3%
BE Aerospace, Inc.,
   8.875% 05/01/11                                         2,000,000         1,460,000
L-3 Communications Corp.,
   7.625% 06/15/12                                         2,700,000         2,936,250
                                                                       ---------------
                                                                             4,396,250
                                                                       ---------------
AIR TRANSPORTATION - 0.5%
Northwest Airlines, Inc.,
   9.875% 03/15/07                                         2,485,000         1,888,600
Petroleum Helicopters, Inc.,
   9.375% 05/01/09                                         2,710,000         2,981,000
U.S. Airways, Inc.,
   10.375% 03/01/13 (c)                                    9,400,000         2,350,000
                                                                       ---------------
                                                                             7,219,600
                                                                       ---------------
BROADCASTING - 1.5%
Advanstar
   Communications, Inc.,
   12.000% 02/15/11                                        3,395,000         3,059,744
Canwest Media, Inc.,
   10.625% 05/15/11                                        3,690,000         4,169,700
Emmis Communications Corp.,
   (e) 03/15/11
   (12.500% 03/15/06)                                      3,613,000         3,089,115
Quebecor Media, Inc.,
   11.125% 07/15/11                                        4,000,000         4,440,000
Sinclair Broadcast Group, Inc.,
   8.750% 12/15/11                                           960,000         1,039,200
TV Azteca SA de CV,
   10.500% 02/15/07                                        4,505,000         4,414,900
                                                                       ---------------
                                                                            20,212,659
                                                                       ---------------
CABLE - 1.9%
Charter Communications
   Holding LLC:
   (e) 04/01/11
   (9.920% 04/01/04)                                 $    10,185,000   $     6,314,700
   10.000% 04/01/09                                        1,925,000         1,386,000
Comcast UK Cable
   Partners Ltd.,
   11.200% 11/15/07                                        5,140,000         4,677,400
CSC Holdings, Inc.,
   7.625% 04/01/11                                         1,885,000         1,922,700
DirecTV Holdings
   Finance LLC,
   8.375% 03/15/13 (a)                                     1,800,000         1,989,000
EchoStar DBS Corp.,
   9.125% 01/15/09                                         2,595,000         2,886,937
Insight Communications, Inc.,
   (e) 02/15/11
   (12.250% 02/15/06)                                      3,340,000         2,571,800
Northland Cable
   Television, Inc.,
   10.250% 11/15/07                                        4,780,000         4,421,500
                                                                       ---------------
                                                                            26,170,037
                                                                       ---------------
COMMUNICATIONS - 0.5%
American Tower Escrow Corp.,
   (b) 08/01/08 (a)                                          660,000           417,450
Level 3 Communications,
   (e) 12/01/08
   (10.500% 12/01/03)                                      3,820,000         2,807,700
Vivendi Universal,
   9.250% 04/15/10 (a)                                     1,605,000         1,822,140
XM Satellite Radio, Inc.,
   (e) 12/31/09
   (14.000% 12/31/05)                                      2,843,285         2,054,273
                                                                       ---------------
                                                                             7,101,563
                                                                       ---------------
COMMUNICATIONS SERVICES - 0.8%
Colt Telecom Group PLC,
   (e) 12/15/06
   (12.000% 07/03/03)                                      2,290,000         2,129,786
Crown Castle
   International Corp.:
   (e) 05/15/11
   (10.375% 05/01/04)                                      1,850,000         1,655,750
   10.750% 08/01/11                                        1,200,000         1,245,000
Fairpoint Communications,
   11.875% 03/01/10                                        1,100,000         1,254,000
Lucent Technologies, Inc.,
   6.450% 03/15/29                                         2,100,000         1,470,000
   7.250% 07/15/06                                         1,430,000         1,358,500
SBA Communications Corp.,
   10.250% 02/01/09                                        2,710,000         2,276,400
                                                                       ---------------
                                                                            11,389,436
                                                                       ---------------

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
ELECTRIC, GAS & SANITARY SERVICES - 1.2%
Allied Waste North America, Inc.,
Series 1999 B
   10.000% 08/01/09                                  $     9,175,000   $     9,633,750
Series 2001 B
   8.500% 12/01/08                                         3,400,000         3,595,500
HydroChem Industrial
   Services, Inc.,
   10.375% 08/01/07                                        5,120,000         3,840,000
                                                                       ---------------
                                                                            17,069,250
                                                                       ---------------
ELECTRIC SERVICES - 2.1%
AES Corp.:
   9.000% 05/15/15 (a)                                     1,335,000         1,361,700
   9.500% 06/01/09                                         4,071,000         3,867,450
Beaver Valley Funding Corp.,
   9.000% 06/01/17                                         2,260,000         2,737,312
Caithness Coso Funding Corp.,
   9.050% 12/15/09                                         3,016,481         3,144,681
Calpine Corp.:
   8.500% 02/15/11                                         3,795,000         2,580,600
   8.625% 08/15/10                                         1,520,000         1,026,000
CMS Energy Corp.,
   8.900% 07/15/08                                         2,340,000         2,328,300
Edison Mission Energy,
   9.875% 04/15/11                                         1,850,000         1,581,750
Illinova Power Co.,
   11.500% 12/15/10 (a)                                      850,000           952,000
Mirant Americas
   Generation, Inc.,
   8.300% 05/01/11                                         2,845,000         1,806,575
Mission Energy Holdings Co.,
   13.500% 07/15/08 (f)                                      740,000           481,000
Nevada Power Co.,
   10.875% 10/15/09 (a)                                    2,025,000         2,237,625
PSE&G Energy Holdings, Inc.,
   8.625% 02/15/08                                         2,495,000         2,694,600
UCAR Finance, Inc.,
   10.250% 02/15/12                                        2,200,000         2,101,000
                                                                       ---------------
                                                                            28,900,593
                                                                       ---------------
MARINE SERVICES - 0.2%
Stena AB,
   9.625% 12/01/12 (a)                                     1,650,000         1,806,750
Trico Marine Services, Inc.,
   8.875% 05/15/12                                         1,625,000         1,430,000
                                                                       ---------------
                                                                             3,236,750
                                                                       ---------------
MOTOR FREIGHT & WAREHOUSING - 0.2%
Allied Holdings, Inc.,
   8.625% 10/01/07                                         1,410,000         1,085,700
QDI LLC:
   12.000% 06/15/09 PIK (a)                                  922,056           137,156
   12.500% 06/15/08                                        3,877,000         1,545,954
                                                                       ---------------
                                                                             2,768,810
                                                                       ---------------
RADIO & TELEPHONE COMMUNICATIONS - 1.4%
AirGate PCS, Inc.,
   (e) 10/01/09
   (13.500% 10/01/04)                                $     2,300,000   $     1,058,000
Avaya, Inc.,
   11.125% 04/01/09                                        1,395,000         1,525,781
Horizon PCS, Inc.,
   13.750% 06/15/11                                        2,975,000           357,000
Nextel Communications, Inc.:
   9.375% 11/15/09                                         4,235,000         4,515,569
   9.750% 10/31/07                                         1,230,000         1,263,825
Nextel Partners, Inc.,
   11.000% 03/15/10                                        1,425,000         1,531,875
Nortel Networks Ltd.,
   6.125% 02/15/06                                         3,085,000         2,992,450
Rogers Cantel, Inc.,
   9.750% 06/01/16                                         4,225,000         4,753,125
US Unwired, Inc.,
   (e) 11/01/09
   (13.375% 11/01/04)                                      5,535,000         2,047,950
                                                                       ---------------
                                                                            20,045,575
                                                                       ---------------
RAILROAD - 0.3%
Kansas City Southern,
   7.500% 06/15/09                                         1,410,000         1,424,100
TFM SA de CV,
   12.500% 06/15/12 (a)                                    2,210,000         2,353,650
                                                                       ---------------
                                                                             3,777,750
                                                                       ---------------
TELECOMMUNICATIONS - 1.3%
AT&T Wireless Services, Inc.,
   7.875% 03/01/11                                         1,285,000         1,528,559
Carrier1 International SA,
   13.250% 02/15/09 (d)                                    6,000,000           180,000
Insight Midwest,
   9.750% 10/01/09 (a)                                     2,080,000         2,184,000
Qwest Corp.:
   8.875% 03/15/12 (a)                                     2,575,000         2,896,875
   13.500% 12/15/10                                        3,100,000         3,534,000
Spectrasite, Inc.,
   8.250% 05/15/10 (a)                                       880,000           877,800
Time Warner Telecom LLC:
   9.750% 07/15/08                                         3,300,000         2,970,000
   10.125% 02/01/11                                        2,300,000         2,070,000
Triton PCS, Inc.,
   8.750% 11/15/11                                         1,220,000         1,146,800
                                                                       ---------------
                                                                            17,388,034
                                                                       ---------------
TOTAL CORPORATE FIXED-INCOME
   BONDS & NOTES
   (cost of $560,399,061)                                                  554,219,562
                                                                       ---------------

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES &
OBLIGATIONS - 26.0%

FEDERAL HOME LOAN MORTGAGE CORP:
   7.500% 03/01/16                                   $        22,980   $        24,018
   8.000% 04/01/06-05/01/16                                  174,380           183,820
   8.500% 02/01/07-07/01/10                                  162,269           172,679
   8.750% 05/01/05-07/01/08                                   33,309            35,344
   9.000% 09/01/04-01/01/22                                  196,492           215,501
   9.250% 08/01/08-05/01/16                                  140,225           153,749
   9.500% 11/01/08-08/01/16                                  160,546           174,200
   9.750% 12/01/08-09/01/16                                   22,451            25,093
   10.000% 07/01/09-11/01/19                                 218,615           245,276
   10.500% 11/01/11-10/01/24                                 109,821           127,502
   10.750% 05/01/10-09/01/13                                 267,619           304,754
   11.250% 10/01/10-11/01/15                                 185,260           214,083
                                                                       ---------------
                                                                             1,876,019
                                                                       ---------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION:
   6.500% TBA (g)                                         60,590,000        63,146,171
   7.500% 11/01/03-11/01/11                                   96,294            99,809
   8.000% 07/01/08-07/01/09                                  104,715           109,982
   8.250% 11/01/07                                            42,091            44,079
   8.500% 05/01/08-09/01/21                                  300,662           321,043
   9.000% 11/01/08-08/01/21                                  785,909           861,484
   9.250% 05/01/16                                           102,203           113,476
   10.000% 11/01/13-03/01/16                                 371,963           428,891
   10.500% 09/01/07-03/01/16                                 357,264           409,962
                                                                       ---------------
                                                                            65,534,897
                                                                       ---------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
   8.500% 02/15/06                                             6,807             7,252
   9.000% 08/15/08-12/15/17                                2,470,906         2,745,630
   9.500% 06/15/09-11/15/17                                1,130,138         1,255,199
   10.000% 06/15/04-09/15/21                                 290,197           332,634
   10.500% 12/15/10-04/15/21                                  85,046            98,896
   11.000% 12/15/09-12/15/15                                 426,199           496,810
   11.750% 08/15/13                                            9,586            11,259
   12.000% 05/15/14                                              839               995
                                                                       ---------------
                                                                             4,948,675
                                                                       ---------------
U.S. TREASURY NOTES/BONDS:
   7.500% 11/15/24                                        12,000,000        17,220,937
   8.875% 02/15/19                                        14,000,000        21,819,770
   10.375% 11/15/12                                       62,000,000        83,482,008
   10.625% 08/15/15                                       29,415,000        49,567,717
   11.625% 11/15/04                                       23,600,000        27,126,170
   12.000% 08/15/13                                       60,248,000        88,524,555
                                                                       ---------------
                                                                           287,741,157
                                                                       ---------------
TOTAL U.S. GOVERNMENT
   AGENCIES & OBLIGATIONS
   (cost of $354,750,620)                                                  360,100,748
                                                                       ---------------

FOREIGN GOVERNMENT OBLIGATIONS - 32.9%

European Investment Bank,
   7.625% 12/07/07                                   GBP   5,110,000   $     9,651,716
Government of Australia:
   6.250% 04/15/15                                   AUD  16,075,000        11,523,379
   7.500% 08/15/08                                        28,200,000        20,652,245
Government of Canada:
   5.500% 06/01/10                                   CAD   9,245,000         7,287,065
   10.000% 06/01/08                                       24,110,000        22,513,633
Government of New Zealand:
   6.000% 11/15/11                                   NZD  53,110,000        31,997,067
   6.500% 04/15/13                                        27,600,000        17,259,959
Government of Sweden:
   5.500% 10/08/12                                   SEK 108,600,000        15,361,801
   6.750% 05/05/14                                       136,800,000        21,278,629
Republic of France:
   5.000% 10/25/16                                   EUR   8,060,000        10,315,829
   5.500% 10/25/10                                         3,465,000         4,628,207
Kingdom of Norway:
   6.000% 05/16/11                                   NOK 129,800,000        21,117,915
   6.750% 01/15/07                                        84,360,000        13,693,256
Ministry Finance Russia,
   12.750% 06/24/28                                  USD   3,730,000         6,316,755
Poland Government Bond,
   8.500% 05/12/07                                   PLN  44,615,000        13,478,027
Republic of Brazil:
   11.000% 08/17/40                                  USD   5,270,000         4,887,925
   11.500% 04/02/09                                        8,500,000         9,963,558
   14.500% 10/15/09                                        8,200,000         9,409,500
Republic of Bulgaria,
   7.500% 01/15/13                                        11,100,000        14,512,782
Republic of Colombia:
   9.750% 04/09/11                                         7,553,030         8,519,818
   10.000% 01/23/12                                        5,523,000         6,158,145
Republic of Germany,
   5.375% 01/04/10                                   EUR   8,110,000        10,708,078
Republic of Greece:
   5.350% 05/18/11                                   GRD  10,000,000        13,160,766
   8.600% 03/26/08                                         3,492,296         5,131,585
Republic of Hungary,
   8.500% 10/12/05                                   HUF   2,611,700        12,900,641
Republic of Italy,
   5.250% 08/01/11                                   EUR  22,800,000        29,988,497
Republic of Peru,
   9.875% 02/06/15                                   USD   4,100,000         4,694,500
Republic of South Africa:
   5.250% 05/16/13                                   EUR   4,950,000         5,808,712
   13.000% 08/31/10                                  ZAR 128,625,000        18,920,769
Republic of Venezuela,
   9.250% 09/15/27                                   USD   9,945,000         7,110,675

See notes to investment portfolio.

BONDS & NOTES (CONTINUED)                                        PAR             VALUE
--------------------------------------------------------------------------------------
Russian Federation:
   5.000% 03/31/30                                   USD  17,610,000   $    17,257,800
   11.000% 07/24/18                                        5,752,000         8,282,880
United Kingdom Treasury,
   5.000% 03/07/12                                   GBP   4,840,000         8,470,571
   9.000% 07/12/11                                         4,750,000        10,455,644
United Mexican States:
   7.500% 03/08/10                                   EUR   3,740,000         4,993,277
   8.300% 08/15/31                                   USD   3,560,000         4,213,260
   11.375% 09/15/16                                        8,920,000        13,067,800
                                                                       ---------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
   (cost of $388,484,272)                                                  455,692,666
                                                                       ---------------
TOTAL BONDS & NOTES
   (cost of $1,303,633,953)                                              1,370,012,976
                                                                       ---------------

PREFERRED STOCKS - 0.6%                                       SHARES
-------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.1%

FINANCIAL SERVICES - 0.1%
Sinclair Capital,
   11.625%                                                     9,000           951,750
                                                                       ---------------

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 0.5%

CABLE - 0.4%
CSC Holdings Ltd., PIK:
   11.125%                                                    30,244         3,152,937
   11.750%                                                    23,529         2,470,545
                                                                       ---------------
                                                                             5,623,482
                                                                       ---------------
COMMUNICATIONS - 0.1%
Dobson Communication Corp.,
   12.250% PIK                                                 2,093         1,904,630
                                                                       ---------------
POLLUTION CONTROL - 0.0%
EnviroSource, Inc.,
   7.250%                                                      1,787            82,731
                                                                       ---------------
TELECOMMUNICATIONS - 0.0%
NTL Europe, Inc., Series A,
   10.000%                                                        52               161
XO Communications, Inc.,
   13.500% PIK                                                 3,169                 4
                                                                       ---------------
                                                                                   165
                                                                       ---------------
TOTAL PREFERRED STOCKS
   (cost of $11,833,339)                                                     8,562,758
                                                                       ---------------

COMMON STOCKS - 0.1%                                          SHARES             VALUE
--------------------------------------------------------------------------------------
MINING & ENERGY - 0.0%

OIL & GAS EXTRACTION - 0.0%
Forest Oil Corp.                                               8,215   $       200,692
Orion Refining Corp. (a)(h)(i)                                    10                --
                                                                       ---------------
                                                                               200,692
                                                                       ---------------

SERVICES - 0.0%

HEALTH SERVICES - 0.0%
Kuala Healthcare Affiliates, Inc.                            176,666               177
                                                                       ---------------

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 0.1%

COMMUNICATIONS - 0.1%
NTL, Inc. (h)                                                 31,451           857,040
Ono Finance PLC (a)(h)                                         8,000                 8
Song Networks
   Holding AB, ADR (f)(g)                                     28,100               562
Telus Corp                                                         1                15
                                                                       ---------------
                                                                               857,625
                                                                       ---------------
POLLUTION CONTROL - 0.0%
EnviroSource, Inc. (h)                                        15,400             3,542
Fairlane Management Corp. (f)(i)                              15,400                --
                                                                       ---------------
                                                                                 3,542
                                                                       ---------------
TELECOMMUNICATIONS - 0.0%
Adelphia Business Solutions, Inc.,
   Class B (h)                                                19,695               433
Nextel Communications, Inc.,
   Class A (h)                                                18,590           278,664
                                                                       ---------------
                                                                               279,097
                                                                       ---------------
TOTAL COMMON STOCKS
   (cost of $8,368,799)                                                      1,341,133
                                                                       ---------------

See notes to investment portfolio.

WARRANTS (h) - 0.1%                                            UNITS             VALUE
--------------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%

DEPOSITORY INSTITUTIONS - 0.0%
KMC Telecom Holdings, Inc.,
   Expires 04/15/08 (a)                                        2,000   $            20
                                                                       ---------------

RETAIL TRADE - 0.0%

FOOD STORES - 0.0%
Pathmark Stores, Inc.,
   Expires 09/19/10                                           32,317            36,195
                                                                       ---------------

TRANSPORTATION, COMMUNICATIONS,
   ELECTRIC, GAS & SANITARY SERVICES - 0.1%

CABLE - 0.0%
Cable Satisfaction International, Inc.,
   Expires 03/01/05                                            6,080                61
Ono Finance PLC,
   Expires 02/15/11 (a)                                        2,050                20
                                                                       ---------------
                                                                                    81
                                                                       ---------------
COMMUNICATIONS - 0.1%
Splitrock Services, Inc.,
   Expires 07/15/08                                            2,000            20,250
UbiquiTel, Inc.,
   Expires 04/15/10 (a)                                        4,300                43
XM Satellite Radio Holdings, Inc.,
   Expires 12/31/09                                            2,205         1,549,013
   Expires 03/15/10 (a)                                        2,000               200
                                                                       ---------------
                                                                             1,569,506
                                                                       ---------------
COMMUNICATION SERVICES - 0.0%
IPCS, Inc.,
   Expires 07/15/10 (a)                                        2,500               625
                                                                       ---------------
MOTOR FREIGHT & WAREHOUSING - 0.0%
QDI LLC,
   Expires 01/15/07 (a)                                       11,840                --
                                                                       ---------------
TELECOMMUNICATIONS - 0.0%
Carrier1 International SA,
   Expires 02/19/09 (a) (d)                                    2,780                28
Horizon PCS, Inc.,
   Expires 10/01/10 (a)                                        3,875                 4
Jazztel PLC,
   Expires 02/01/10 (a)                                        1,250                --
MetroNet Communications Corp.,
   Expires 08/15/07 (a)(f)                                     1,250                --
                                                                       ---------------
                                                                                    32
                                                                       ---------------
TOTAL WARRANTS
   (cost of $3,417,820)                                                      1,606,459
                                                                       ---------------

SHORT-TERM OBLIGATION - 4.3%                                     PAR             VALUE
--------------------------------------------------------------------------------------
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 05/31/03, due
   06/02/03 at 1.190%,
   collateralized by U.S.
   Treasury Bonds with various
   maturities to 05/15/30,
   market value $60,275,094
   (repurchase proceeds
   $59,092,859)
   (cost of $59,087,000)                             $    59,087,000   $    59,087,000
                                                                       ---------------
TOTAL INVESTMENTS - 104.0%
   (cost of $1,386,340,911) (j)                                          1,440,610,326
                                                                       ---------------

OTHER ASSETS & LIABILITIES, NET - (4.0)%                                   (56,029,989)
--------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $ 1,384,580,337
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:
(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2003, the value of these securities amounted to $60,470,076 or 4.4% of net assets.
(b)  Zero coupon bond.
(c) This issuer is in default of certain debt covenants. Income is not being accrued.
(d) As of May 31, 2003, the Fund held securities of certain issuers that have filed for bankrupcy protection under Chapter 11, representing 0.5% of net assets. These issuers are in default of certain debt covenants. Income is not being fully accrued.
(e) Stepped coupon bonds. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Trust will begin accruing this rate.
(f) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(g) This security, or a portion thereof, has been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quanity purchased may be slightly more or less than the amount shown.
(h)  Non-income producing.
(i)  Rounds to less than $1.
(j)  Cost of federal income tax purposes is $1,409,423,050.

See notes to financial statements.

     As of May 31, 2003, the Fund had entered into the following forward currency contracts:

                                                 NET UNREALIZED
CONTRACTS          IN EXCHANGE      SETTLEMENT    APPRECIATION
TO DELIVER             FOR             DATE      (DEPRECIATION)
---------------------------------------------------------------
EUR   1,039,800    USD  1,144,668    06/06/03    $      (78,205)
CAD   7,502,000    USD  5,080,935    06/10/03          (389,387)
NZD  25,200,000    USD 14,403,816    06/19/03           (93,987)
EUR  55,238,500    USD 59,531,271    06/23/03        (5,401,398)
GBP   3,450,000    USD  5,401,457    06/23/03          (245,809)
NOK  78,031,000    USD 10,641,108    06/23/03          (994,419)
SEK  62,935,000    USD  7,405,599    06/23/03          (691,233)
USD  19,285,019    EUR 17,250,000    06/23/03           992,297
                                                 --------------
                                                 $   (6,902,141)
                                                 ==============

          ACRONYM                  NAME
---------------------------------------------------------
            ADR         American Depositary Receipt
            AUD              Australian Dollar
            CAD               Canadian Dollar
            EUR              European Currency
            GBP             Great Britain Pound
            GRD                Greek Drachma
            HUF              Hungarian Forint
            NOK               Norwegian Krone
            NZD             New Zealand Dollar
            PIK               Payment-In-Kind
            PLN                Polish Zloty
            SEK                Swedish Krona
            TBA               To Be Announced
            USD            United States Dollar
            ZAR             South African Rand

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2003

ASSETS:
Investments, at cost                                      $ 1,386,340,911
                                                          ---------------
Investments, at value                                     $ 1,440,610,326
Cash                                                              347,149
Foreign currency (cost of $2,023,958)                           2,057,155
Receivable for:
   Investments sold                                             1,533,515
   Fund shares sold                                             2,527,872
   Interest                                                    25,659,909
   Dividends                                                       26,156
Deferred Trustees' compensation plan                               29,526
Other assets                                                      252,679
                                                          ---------------
      Total Assets                                          1,473,044,287
                                                          ---------------

LIABILITIES:
Net unrealized depreciation on forward
   foreign currency contracts                                   6,902,141
Payable for:
   Investments purchased                                       14,344,529
   Investments purchased on a
      delayed delivery basis                                   63,240,812
   Fund shares repurchased                                      2,600,334
   Management fee                                                 745,604
   Transfer agent fee                                             456,466
   Pricing and bookkeeping fees                                    58,753
   Custody fee                                                     48,576
   Other liabilities                                               37,209
Deferred Trustees' fee                                             29,526
                                                          ---------------
      Total Liabilities                                        88,463,950
                                                          ---------------
NET ASSETS                                                $ 1,384,580,337
                                                          ===============

COMPOSITION OF NET ASSETS:
Paid-in capital                                           $ 1,707,333,854
Overdistributed net investment income                         (11,558,453)
Accumulated net realized loss                                (358,931,767)
Net unrealized appreciation (depreciation) on:
   Investments                                                 54,269,415
   Foreign currency translations                               (6,532,712)
                                                          ---------------
NET ASSETS                                                $ 1,384,580,337
                                                          ===============
CLASS A:
Net assets                                                $   595,222,891
Shares outstanding                                             97,751,313
                                                          ===============
Net asset value per share                                 $          6.09(a)
                                                          ===============
Maximum offering price
  per share ($6.09/0.9525)                                $          6.39(b)
                                                          ===============
CLASS B:
Net assets                                                $   484,540,494
Shares outstanding                                             79,622,411
                                                          ===============
Net asset value and offering price per share              $          6.09(a)
                                                          ===============
CLASS C:
Net assets                                                $    45,572,089
Shares outstanding                                              7,483,827
                                                          ===============
Net asset value and offering price per share              $          6.09(a)
                                                          ===============
CLASS J:
Net assets                                                $   258,057,351
Shares outstanding                                             42,446,128
                                                          ===============
Net asset value and offering price per share              $          6.08(a)
                                                          ===============
Maximum offering price
  per share ($6.08/0.9700)                                $          6.27(b)
                                                          ===============
CLASS Z:
Net assets                                                $     1,187,512
Shares outstanding                                                196,399
                                                          ===============
Net asset value, redemption and offering
   price per share                                        $          6.05
                                                          ===============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Period Ended May 31, 2003 (a)

INVESTMENT INCOME:
Interest                                                  $    42,430,680
Dividends                                                         327,560
Dollar roll fee income                                            346,470
Other Income                                                       88,190
                                                          ---------------
   Total Investment Income (net of foreign taxes
      withheld of $21)                                         43,192,900
                                                          ---------------
EXPENSES:
Management fee                                                  3,534,476
Distribution fee:
   Class B                                                      1,444,305
   Class C                                                        130,020
   Class J                                                        383,204
Service fee:
   Class A                                                        557,377
   Class B                                                        457,066
   Class C                                                         40,873
   Class J                                                        261,142
Pricing and bookkeeping fees                                      210,671
Transfer agent fee                                              1,633,900
Trustees' fee                                                      27,397
Custody fee                                                       157,846
Other expenses                                                    142,571
                                                          ---------------
   Total Expenses                                               8,980,848
Fees waived by Distributor - Class C                              (26,004)
Custody earnings credit                                            (2,140)
                                                          ---------------
   Net Expenses                                                 8,952,704
                                                          ---------------
Net Investment Income                                          34,240,196
                                                          ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                                 16,843,025
   Foreign currency transactions                               (3,399,422)
                                                          ---------------
      Net realized gain                                        13,443,603
                                                          ---------------
Net change in unrealized appreciation/
   depreciation on:
   Investments                                                 97,784,295
   Foreign currency translations                               (5,179,983)
                                                          ---------------
      Net change in unrealized appreciation/
         depreciation                                          92,604,312
                                                          ---------------
Net Gain                                                      106,047,915
                                                          ---------------
Net Increase in Net Assets from Operations                $   140,288,111
                                                          ===============

For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest                                                  $   104,072,755
Dividends                                                       1,903,893
Dollar roll fee income                                          3,256,772
                                                          ---------------
   Total Investment Income (net of
      foreign taxes withheld of $746,080)                     109,233,420
                                                          ---------------
EXPENSES:
Management fee                                                  8,711,239
Distribution fee:
   Class B                                                      3,606,040
   Class C                                                        297,430
   Class J                                                        992,769
Service fee:
   Class A                                                      1,339,445
   Class B                                                      1,134,067
   Class C                                                         93,648
   Class J                                                        671,619
Pricing and bookkeeping fees                                      552,515
Transfer agent fee                                              3,887,964
Trustees' fee                                                      51,616
Custody fee                                                       274,271
Other expenses                                                    151,451
                                                          ---------------
   Total Expenses                                              21,764,074
Fees waived by Distributor - Class C                              (59,478)
Custody earnings credit                                            (5,664)
                                                          ---------------
   Net Expenses                                                21,698,932
                                                          ---------------
Net Investment Income                                          87,534,488
                                                          ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                (90,892,105)
   Foreign currency transactions                              (12,106,212)
                                                          ---------------
      Net realized loss                                      (102,998,317)
                                                          ---------------
Net change in unrealized appreciation/
   depreciation on:
   Investments                                                112,953,334
   Foreign currency translations                                  106,906
                                                          ---------------
      Net change in unrealized appreciation/
         depreciation                                         113,060,240
                                                          ---------------
Net Gain                                                       10,061,923
                                                          ---------------
Net Increase in Net Assets from Operations                $    97,596,411
                                                          ===============

(a) The Fund has changed its fiscal year end from December 31 to May 31.

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                PERIOD
                                                                                ENDED                YEAR ENDED DECEMBER 31
INCREASE (DECREASE)                                                             MAY 31,        ----------------------------------
IN NET ASSETS:                                                                 2003 (a)              2002               2001
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Net investment income                                                       $    34,240,196    $    87,534,488    $   128,724,944
Net realized gain (loss) on investments and foreign currency transactions        13,443,603       (102,998,317)      (136,322,509)
Net change in unrealized appreciation/depreciation on investments
   and foreign currency translations                                             92,604,312        113,060,240         49,984,576
                                                                            ---------------    ---------------    ---------------
Net Increase from Operations                                                    140,288,111         97,596,411         42,387,011
                                                                            ---------------    ---------------    ---------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income:
   Class A                                                                      (15,184,183)       (42,003,370)       (46,691,586)
   Class B                                                                      (10,942,373)       (32,234,724)       (48,801,551)
   Class C                                                                       (1,015,241)        (2,719,136)        (3,544,584)
   Class J                                                                       (6,687,799)       (20,199,908)       (34,229,039)
   Class Z                                                                          (12,062)           (44,973)          (295,153)
Return of capital:
   Class A                                                                               --         (2,370,220)        (3,956,036)
   Class B                                                                               --         (1,818,983)        (4,134,808)
   Class C                                                                               --           (153,439)          (300,322)
   Class J                                                                               --         (1,139,866)        (2,900,123)
   Class Z                                                                               --             (2,538)           (25,007)
                                                                            ---------------    ---------------    ---------------
Total Distributions Declared to Shareholders                                    (33,841,658)      (102,687,157)      (144,878,209)
                                                                            ---------------    ---------------    ---------------

SHARE TRANSACTIONS:

Class A:
   Subscriptions                                                                 28,881,303         76,999,338        159,940,369
   Distributions reinvested                                                       7,792,998         22,577,921         26,051,063
   Redemptions                                                                  (39,518,059)      (120,669,061)      (112,725,586)
                                                                            ---------------    ---------------    ---------------
      Net Increase (Decrease)                                                    (2,843,758)       (21,091,802)        73,265,846
                                                                            ---------------    ---------------    ---------------
Class B:
   Subscriptions                                                                 32,599,690         66,402,147        104,249,304
   Distributions reinvested                                                       5,920,067         18,557,348         28,021,493
   Redemptions                                                                  (47,619,346)      (159,845,033)      (252,987,306)
                                                                            ---------------    ---------------    ---------------
      Net Decrease                                                               (9,099,589)       (74,885,538)      (120,716,509)
                                                                            ---------------    ---------------    ---------------
Class C:
   Subscriptions                                                                  6,567,113         10,711,255         15,490,383
   Distributions reinvested                                                         547,933          1,596,012          2,286,312
   Redemptions                                                                   (3,831,655)       (16,138,332)       (15,558,670)
                                                                            ---------------    ---------------    ---------------
      Net Increase (Decrease)                                                     3,283,391         (3,831,065)         2,218,025
                                                                            ---------------    ---------------    ---------------
Class J:
   Subscriptions                                                                  4,260,615          7,970,201         59,847,670
   Redemptions                                                                  (38,576,078)       (59,088,986)      (218,210,654)
                                                                            ---------------    ---------------    ---------------
      Net Decrease                                                              (34,315,463)       (51,118,785)      (158,362,984)
                                                                            ---------------    ---------------    ---------------

See notes to financial statements.

                                                                                PERIOD
                                                                                ENDED                YEAR ENDED DECEMBER 31
                                                                                MAY 31,        ----------------------------------
                                                                               2003 (a)              2002               2001
---------------------------------------------------------------------------------------------------------------------------------
Class Z:
   Subscriptions                                                            $     1,247,878    $        31,748    $     4,246,282
   Distributions reinvested                                                          11,438             47,503            320,160
   Redemptions                                                                     (108,415)        (1,932,379)        (2,482,595)
                                                                            ---------------    ---------------    ---------------
      Net Increase (Decrease)                                                     1,150,901         (1,853,128)         2,083,847
                                                                            ---------------    ---------------    ---------------
Net Decrease from Share Transactions                                            (41,824,518)      (152,780,318)      (201,511,775)
                                                                            ---------------    ---------------    ---------------
Total Increase (Decrease) in Net Assets                                          64,621,935       (157,871,064)      (304,002,973)

NET ASSETS:
Beginning of period                                                           1,319,958,402      1,477,829,466      1,781,832,439
                                                                            ---------------    ---------------    ---------------
End of period (including overdistributed net
   investment income of $(11,558,453), $(25,578,478)
   and $(23,536,368), respectively)                                         $ 1,384,580,337    $ 1,319,958,402    $ 1,477,829,466
                                                                            ===============    ===============    ===============

CHANGES IN SHARES:

Class A:
   Subscriptions                                                                  4,991,280         13,798,283         27,518,050
   Issued for distributions reinvested                                            1,347,649          4,075,545          4,492,051
   Redemptions                                                                   (6,828,570)       (21,765,079)       (19,289,781)
                                                                            ---------------    ---------------    ---------------
      Net Increase (Decrease)                                                      (489,641)        (3,891,251)        12,720,320
                                                                            ---------------    ---------------    ---------------
Class B:
   Subscriptions                                                                  5,624,733         11,996,584         17,729,660
   Issued for distributions reinvested                                            1,023,970          3,358,728          4,821,532
   Redemptions                                                                   (8,229,830)       (28,815,674)       (43,530,569)
                                                                            ---------------    ---------------    ---------------
      Net Decrease                                                               (1,581,127)       (13,460,362)       (20,979,377)
                                                                            ---------------    ---------------    ---------------
Class C:
   Subscriptions                                                                  1,130,031          1,930,151          2,623,088
   Issued for distributions reinvested                                               94,722            287,824            393,676
   Redemptions                                                                     (658,217)        (2,910,443)        (2,663,083)
                                                                            ---------------    ---------------    ---------------
      Net Increase (Decrease)                                                       566,536           (692,468)           353,681
                                                                            ---------------    ---------------    ---------------
Class J:
   Subscriptions                                                                    724,787          1,438,451         10,070,910
   Redemptions                                                                   (6,646,170)       (10,581,690)       (37,264,380)
                                                                            ---------------    ---------------    ---------------
      Net Decrease                                                               (5,921,383)        (9,143,239)       (27,193,470)
                                                                            ---------------    ---------------    ---------------
Class Z:
   Subscriptions                                                                    212,751              5,811            711,730
   Issued for distributions reinvested                                                1,948              8,620             55,323
   Redemptions                                                                      (18,781)          (344,889)          (436,308)
                                                                            ---------------    ---------------    ---------------
      Net Increase (Decrease)                                                       195,918           (330,458)           330,745
                                                                            ---------------    ---------------    ---------------

(a) The Fund has changed its fiscal year end from December 31 to May 31.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

May 31, 2003

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Strategic Income Fund (the "Fund"), a series of Liberty Funds Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek current income consistent with prudent risk. The Fund also seeks maximum total return. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares:
Class A, Class B, Class C, Class J and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge ("CDSC") is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a CDSC. Class B shares will convert to Class A shares in three, four, or eight years after purchase, depending on the program under which the shares were purchased. Class C shares are subject to a CDSC on redemptions made within one year after purchase. Class J shares are sold with a front-end sales charge and are available for purchase only by residents or citizens of Japan. Class Z shares are offered continuously at net asset value. In addition, there are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective February 11, 2003, the Board of Trustees had approved a change in the fiscal year end of the Fund from December 31 to May 31. Accordingly, the Fund's 2003 fiscal year ended on May 31, 2003.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of the exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than Class A, Class B, Class C and Class J services fees and Class B, Class C and Class J distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B, Class C and Class J per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B, Class C and Class J shares and distribution fee applicable to Class B, Class C and Class J shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Premium and discount are being amortized and accreted respectively, for all debt securities.

The value of additional securities received as an interest payment is recorded as income and as an increase to the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS:

The Fund declares, records, and pays distributions monthly.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions and translations includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on forward foreign currency transactions and translations. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses from wash sales, discount accretion/premium amortization on debt securities, marked-to-market on foreign currency transactions, capital loss carryforwards, interest on defaulted bonds and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the period ended May 31, 2003, permanent items identified and reclassified among the components of net assets are as follows:

    OVERDISTRIBUTED    ACCUMULATED
    NET INVESTMENT    NET REALIZED        PAID-IN
        INCOME            LOSS            CAPITAL
-------------------------------------------------------
     $ 13,621,487     $ 5,203,409      $ (18,824,896)

Net investment income, net realized gain (loss) and net assets were not affected by this reclassification.

The tax character of distributions paid was as follows:

                               PERIOD                    YEAR ENDED
                                ENDED                   DECEMBER 31,
                               MAY 31,       ---------------------------------
                                2003               2002              2001
------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income          $    33,841,658   $    97,202,111   $   133,561,913
  Return of capital                     --         5,485,046        11,316,296
                           ---------------   ---------------   ---------------
                           $    33,841,658   $   102,687,157   $   144,878,209
                           ===============   ===============   ===============

As of May 31, 2003, the components of distributable earnings on a tax basis were as follows:

        UNDISTRIBUTED
           ORDINARY                 UNREALIZED
           INCOME                  APPRECIATION*
------------------------------------------------------------
         $ 3,720,265               $ 31,187,276

* The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and amortization/accretion tax elections on fixed income securities.

The following capital loss carryforwards, determined as of May 31, 2003, are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                CAPITAL LOSS
     YEAR OF EXPIRATION         CARRYFORWARD
------------------------------------------------------------
             2007              $  21,541,689
             2008                 63,518,542
             2009                136,912,288
             2010                135,415,014
             2011                    318,608
                               -------------
                               $ 357,706,141
                               =============

Expired capital loss carryforwards, if any, are recorded as a reduction in paid-in capital.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

On April 1, 2003, Colonial Management Associates, Inc. ("Colonial"), the previous investment advisor to the Fund, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of Fleet Boston Financial Corporation. At the time of the merger, Columbia assumed the obligations of Colonial with respect to the Fund. The merger did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund to Columbia.

Columbia is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average daily net assets as follows:

     AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
------------------------------------------------------------
         First $1 billion                  0.65%
         Next $1 billion                   0.60%
         Over $2 billion                   0.55%

PRICING AND BOOKKEEPING FEES:

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Bank and Trust Company ("State Street"). Columbia pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the period ended May 31, 2003, the annualized net asset based fee rate was 0.032%. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the Fund's principal underwriter. For the period ended May 31, 2003, the Fund has been advised that the Distributor retained net underwriting discounts of $20,805 on sales of the Fund's Class A shares and received CDSC of $2,049, $537,202 and $3,414 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for its Class A, Class B, Class C and Class J shares, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding: (1) 0.15% of the average daily net assets attributable to outstanding Class A and Class B shares issued prior to January 1, 1993 and (2) 0.25% of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class J shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the period ended May 31, 2003, the Fund's annualized service fee rate was 0.24%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the Fund's average daily net assets attributable to Class B and Class C shares and 0.35% annually of the Fund's average daily net assets attributable to Class J shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $2,140 of custody fees were reduced by balance credits for the period ended May 31, 2003. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the period ended May 31, 2003, purchases and sales of investments, other than short-term obligations, were $757,758,576 and $829,340,026, respectively, of which $339,385,759 and $336,072,273, respectively, were U.S. Government securities.

Unrealized appreciation (depreciation) at May 31, 2003, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation      $ 116,158,449
     Gross unrealized depreciation        (84,971,173)
                                        -------------
         Net unrealized appreciation    $  31,187,276
                                        =============

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

Investing in high yield securities offer the potential for high current income and attractive total return, but involves certain risks. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease.

Investing in emerging markets involves certain risks as they may be subject to a greater degree of social, political, currency and economic instability.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. Prior to April 26, 2003, the Fund participated in a separate credit agreement with similar terms to its existing agreement. For the period ended May 31, 2003, the Fund did not borrow under these agreements.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                    PERIOD
                                     ENDED                                     YEAR ENDED DECEMBER 31,
                                    MAY 31,         ---------------------------------------------------------------------------
CLASS A SHARES                      2003 (a)          2002            2001              2000            1999            1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $    5.63        $    5.64       $    6.00         $    6.62       $    7.11       $    7.32
                                   ---------        ---------       ---------         ---------       ---------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                   0.16(b)          0.38(b)         0.48(b)(c)        0.58(d)         0.57(d)         0.56
Net realized and unrealized gain
   (loss) on investments and
   foreign currency                     0.46             0.05           (0.30)(c)         (0.62)          (0.48)          (0.19)
                                   ---------        ---------       ---------         ---------       ---------       ---------
Total from Investment Operations        0.62             0.43            0.18             (0.04)           0.09            0.37
                                   ---------        ---------       ---------         ---------       ---------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:

From net investment income             (0.16)           (0.42)          (0.50)            (0.53)          (0.58)(e)       (0.58)(e)
Return of capital                         --            (0.02)          (0.04)            (0.05)             --              --
                                   ---------        ---------       ---------         ---------       ---------       ---------
Total Distributions Declared
   to Shareholders                     (0.16)           (0.44)          (0.54)            (0.58)          (0.58)          (0.58)
                                   ---------        ---------       ---------         ---------       ---------       ---------
NET ASSET VALUE,
   END OF PERIOD                   $    6.09        $    5.63       $    5.64         $    6.00       $    6.62       $    7.11
                                   =========        =========       =========         =========       =========       =========
Total return (f)                       11.10%(g)         7.97%           3.07%            (0.68)%          1.28%           5.17%
                                   =========        =========       =========         =========       =========       =========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                            1.27%(i)         1.23%           1.21%             1.17%           1.19%           1.15%
Net investment income (h)               6.52%(i)         6.75%           8.22%(c)          9.12%           8.30%           7.88%
Portfolio turnover rate                   59%(g)           62%            106%               35%             44%             64%
Net assets, end of period (000's)  $ 595,223        $ 552,737       $ 575,791         $ 536,481       $ 669,795       $ 787,461

(a) The Fund has changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.60% to 8.22%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                    PERIOD
                                     ENDED                                     YEAR ENDED DECEMBER 31,
                                    MAY 31,         ---------------------------------------------------------------------------
CLASS B SHARES                      2003 (a)          2002            2001              2000            1999            1998
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $    5.62        $    5.63       $    6.00         $    6.62       $    7.11       $    7.32
                                   ---------        ---------       ---------         ---------       ---------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                   0.14(b)          0.34(b)         0.44(b)(c)        0.53(d)         0.51(d)         0.51
Net realized and unrealized gain
   (loss) on investments and
   foreign currency                     0.47             0.04           (0.32)(c)         (0.62)          (0.48)          (0.20)
                                   ---------        ---------       ---------         ---------       ---------       ---------
Total from Investment Operations        0.61             0.38            0.12             (0.09)           0.03            0.31
                                   ---------        ---------       ---------         ---------       ---------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income             (0.14)           (0.37)          (0.45)            (0.48)          (0.52)(e)       (0.52)(e)
Return of capital                         --            (0.02)          (0.04)            (0.05)             --              --
                                   ---------        ---------       ---------         ---------       ---------       ---------
Total Distributions Declared
   to Shareholders                     (0.14)           (0.39)          (0.49)            (0.53)          (0.52)          (0.52)
                                   ---------        ---------       ---------         ---------       ---------       ---------
NET ASSET VALUE,
   END OF PERIOD                   $    6.09        $    5.62       $    5.63         $    6.00       $    6.62       $    7.11
                                   =========        =========       =========         =========       =========       =========
Total return (f)                       10.95%(g)         7.17%           2.12%            (1.41)%          0.52%           4.38%
                                   =========        =========       =========         =========       =========       =========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)                            2.02%(i)         1.98%           1.96%             1.92%           1.94%           1.90%
Net investment income (h)               5.77%(i)         6.00%           7.47%(c)          8.37%           7.55%           7.13%
Portfolio turnover rate                   59%(g)           62%            106%               35%             44%             64%
Net assets, end of period (000's)  $ 484,540        $ 456,563       $ 533,406         $ 693,733       $ 914,145       $ 919,740

(a) The Fund has changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.85% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                    PERIOD
                                     ENDED                                     YEAR ENDED DECEMBER 31,
                                    MAY 31,         ----------------------------------------------------------------------------
CLASS C SHARES                      2003 (a)          2002            2001               2000            1999            1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $    5.63        $    5.64       $    6.00          $    6.62       $    7.11       $    7.32
                                   ---------        ---------       ---------          ---------       ---------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                   0.14(b)          0.35(b)         0.45(b)(c)         0.54(d)(e)      0.52(d)(e)      0.52(d)
Net realized and unrealized gain
   (loss) on investments and
   foreign currency                     0.46             0.04           (0.31)(c)          (0.62)          (0.48)          (0.20)
                                   ---------        ---------       ---------          ---------       ---------       ---------
Total from Investment Operations        0.60             0.39            0.14              (0.08)           0.04            0.32
                                   ---------        ---------       ---------          ---------       ---------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income             (0.14)           (0.38)          (0.46)             (0.49)          (0.53)(f)       (0.53)(f)
Return of capital                         --            (0.02)          (0.04)             (0.05)             --              --
                                   ---------        ---------       ---------          ---------       ---------       ---------
Total Distributions Declared
   to Shareholders                     (0.14)           (0.40)          (0.50)             (0.54)          (0.53)          (0.53)
                                   ---------        ---------       ---------          ---------       ---------       ---------
NET ASSET VALUE,
   END OF PERIOD                   $    6.09        $    5.63       $    5.64          $    6.00       $    6.62       $    7.11
                                   =========        =========       =========          =========       =========       =========
Total return (g)                       10.82%(h)(i)      7.32%(h)        2.45%             (1.26)%(h)       0.67%(h)        4.54%(h)
                                   =========        =========       =========          =========       =========       =========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (j)                            1.87%(k)         1.83%           1.81%              1.77%(d)        1.79%(d)        1.75%(d)
Net investment income (j)               5.92%(k)         6.15%           7.62%(c)           8.52%(d)        7.70%(d)        7.28%(d)
Waiver/reimbursement                    0.15%(k)         0.15%             --               0.15%           0.15%           0.15%
Portfolio turnover rate                   59%(i)           62%            106%                35%             44%             64%
Net assets, end of period (000's)  $  45,572        $  38,923       $  42,906          $  43,538       $  57,246       $  36,918

(a) The Fund has changed its fiscal year end from December 31 to May 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.00% to 7.62%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Net of fees waived by the Distributor which amounted to $0.02, $0.01 and $0.01 per share and 0.15%, 0.15% and 0.15% for the periods ended December 31, 2000, 1999 and 1998, respectively.
(e) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(f) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                    PERIOD
                                     ENDED                                     YEAR ENDED DECEMBER 31,
                                    MAY 31,         ----------------------------------------------------------------------------
CLASS J SHARES                      2003 (a)          2002            2001               2000            1999           1998(b)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $    5.62        $    5.63       $    6.00          $    6.62       $    7.10       $    7.00
                                   ---------        ---------       ---------          ---------       ---------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                   0.15(c)          0.36(c)         0.46(c)(d)         0.55(e)         0.54(e)         0.08
Net realized and unrealized gain
   (loss) on investments and
   foreign currency                     0.46             0.05           (0.31)(d)          (0.62)          (0.47)           0.11(f)
                                   ---------        ---------       ---------          ---------       ---------       ---------
Total from Investment Operations        0.61             0.41            0.15              (0.07)           0.07            0.19
                                   ---------        ---------       ---------          ---------       ---------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income             (0.15)           (0.40)          (0.48)             (0.50)          (0.55)(g)       (0.09)(g)
Return of capital                         --            (0.02)          (0.04)             (0.05)             --              --
                                   ---------        ---------       ---------          ---------       ---------       ---------
Total Distributions Declared
   to Shareholders                     (0.15)           (0.42)          (0.52)             (0.55)          (0.55)          (0.09)
                                   ---------        ---------       ---------          ---------       ---------       ---------
NET ASSET VALUE,
   END OF PERIOD                   $    6.08        $    5.62       $    5.63          $    6.00       $    6.62       $    7.10
                                   =========        =========       =========          =========       =========       =========
Total return (h)                       10.97%(i)         7.61%           2.56%             (1.02)%          1.07%           2.74%(i)
                                   =========        =========       =========          =========       =========       =========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (j)                            1.62%(k)         1.58%           1.56%              1.52%           1.54%           1.49%(k)
Net investment income (j)               6.17%(k)         6.40%           7.87%(d)           8.77%           7.95%           7.76%(k)
Portfolio turnover rate                   59%(i)           62%            106%                35%             44%             64%
Net assets, end of period (000's)  $ 258,057        $ 271,733       $ 323,866          $ 508,079       $ 568,311       $  49,143

(a) The Fund has changed its fiscal year end from December 31 to May 31.
(b) Class J shares were initially offered on November 2, 1998. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.25% to 7.87%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(g) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(k) Annualized.

Selected data for a share outstanding throughout each period is as follows:

                                    PERIOD
                                     ENDED                                     YEAR ENDED DECEMBER 31,
                                    MAY 31,         ------------------------------------------------------------
CLASS Z SHARES                      2003 (a)          2002            2001               2000            1999(b)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD             $    5.59        $    5.62       $    5.99          $    6.62       $    7.10
                                   ---------        ---------       ---------          ---------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income                   0.17(c)          0.39(c)         0.49(c)(d)         0.59(e)         0.53(e)
Net realized and unrealized gain
   (loss) on investments and
   foreign currency                     0.45             0.03           (0.31)(d)          (0.63)          (0.47)
                                   ---------        ---------       ---------          ---------       ---------
Total from Investment Operations        0.62             0.42            0.18              (0.04)           0.06
                                   ---------        ---------       ---------          ---------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:
From net investment income             (0.16)           (0.43)          (0.51)             (0.54)          (0.54)(f)
Return of capital                         --            (0.02)          (0.04)             (0.05)             --
                                   ---------        ---------       ---------          ---------       ---------
Total Distributions Declared
   to Shareholders                     (0.16)           (0.45)          (0.55)             (0.59)          (0.54)
                                   ---------        ---------       ---------          ---------       ---------
NET ASSET VALUE,
   END OF PERIOD                   $    6.05        $    5.59       $    5.62          $    5.99       $    6.62
                                   =========        =========       =========          =========       =========
Total return (g)                       11.29%(h)         7.87%           3.14%             (0.59)%          1.50%(h)
                                   =========        =========       =========          =========       =========
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (i)                            1.03%(j)         0.99%           0.98%              0.93%           0.95%(j)
Net investment income (i)               6.76%(j)         6.99%           8.45%(d)           9.36%           8.54%(j)
Portfolio turnover rate                   59%(h)           62%            106%                35%             44%
Net assets, end of period (000's)  $   1,188        $       3       $   1,860          $       1       $   4,928

(a) The Fund has changed its fiscal year end from December 31 to May 31.
(b) Class Z shares were initially offered on January 29, 1999. Per share data and total return reflect activity from that date.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.84% to 8.45%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(f) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.

REPORT OF INDEPENDENT AUDITORS

TO THE TRUSTEES OF LIBERTY FUNDS TRUST I
AND THE SHAREHOLDERS OF LIBERTY STRATEGIC INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Strategic Income Fund (the "Fund") (a series of Liberty Funds Trust I) at May 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
July 21, 2003

TRUSTEES

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information
(SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                                 YEAR FIRST                                       NUMBER OF
                                                 ELECTED OR                                   PORTFOLIOS IN FUND        OTHER
                                 POSITION WITH    APPOINTED       PRINCIPAL OCCUPATION(S)      COMPLEX OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE          LIBERTY FUNDS(1)   TO OFFICE       DURING PAST FIVE YEARS          BY TRUSTEE             HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 47)          Trustee         1996      Executive Vice                          85                None
c/o Liberty Funds Group LLC                                   President-Strategy of United
One Financial Center                                          Airlines (airlines) since
Boston, MA 02111                                              December 2002 (formerly
                                                              President of UAL Loyalty
                                                              Services (airline) from
                                                              September 2001 to December
                                                              2002; (Executive Vice
                                                              President and Chief Financial
                                                              Officer from March 1993 to
                                                              September 2001 of United
                                                              Airlines); Senior Vice
                                                              President and Chief Financial
                                                              Officer of UAL, Inc. prior
                                                              thereto

Janet Langford Kelly (age 45)       Trustee         1996      Executive Vice                          85                None
c/o Liberty Funds Group LLC                                   President-Corporate
One Financial Center                                          Development and
Boston, MA 02111                                              Administration, General
                                                              Counsel and Secretary,
                                                              Kellogg Company (food
                                                              manufacturer), since
                                                              September 1999; Senior Vice
                                                              President, Secretary and
                                                              General Counsel, Sara Lee
                                                              Corporation (branded,
                                                              packaged, consumer-products
                                                              manufacturer) prior thereto

Richard W. Lowry (age 67)           Trustee         1995      Private Investor since 1987             87***             None
c/o Liberty Funds Group LLC                                   (formerly Chairman and Chief
One Financial Center                                          Executive Officer, U.S.
Boston, MA 02111                                              Plywood Corporation (building
                                                              products manufacturer))

Charles R. Nelson (age 60)          Trustee         1981      Professor of Economics,                120*               None
c/o Liberty Funds Group LLC                                   University of Washington,
One Financial Center                                          since January 1976; Ford and
Boston, MA 02111                                              Louisa Van Voorhis Professor
                                                              of Political Economy,
                                                              University of Washington,
                                                              since September 1993;
                                                              Director, Institute for
                                                              Economic Research, University
                                                              of Washington, since
                                                              September 2001; Adjunct
                                                              Professor of Statistics,
                                                              University of Washington,
                                                              since September 1980;
                                                              Associate Editor, Journal of
                                                              Money Credit and Banking,
                                                              since September, 1993;
                                                              Trustee, Columbia Funds since
                                                              July 2002; consultant on
                                                              econometric and statistical
                                                              matters

John J. Neuhauser (age 60)          Trustee         1985      Academic Vice President and             88***         Saucony, Inc.
c/o Liberty Funds Group LLC                                   Dean of Faculties since                                 (athletic
One Financial Center                                          August 1999, Boston College                           footwear) and
Boston, MA 02111                                              (formerly Dean, Boston                               SkillSoft Corp.
                                                              College School of Management                          (e-learning)
                                                              from September 1977 to
                                                              September 1999)

Thomas E. Stitzel (age 67)          Trustee         1998      Business Consultant since               85                None
c/o Liberty Funds Group LLC                                   1999 (formerly Professor of
One Financial Center                                          Finance from 1975 to 1999 and
Boston, MA 02111                                              Dean from 1977 to 1991,
                                                              College of Business, Boise
                                                              State University); Chartered
                                                              Financial Analyst

                                                 YEAR FIRST                                       NUMBER OF
                                                 ELECTED OR                                   PORTFOLIOS IN FUND        OTHER
                                 POSITION WITH    APPOINTED       PRINCIPAL OCCUPATION(S)      COMPLEX OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE          LIBERTY FUNDS(1)   TO OFFICE       DURING PAST FIVE YEARS          BY TRUSTEE             HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Thomas C. Theobald (age 66)         Trustee         1996      Managing Director, William              85                Anixter
c/o Liberty Funds Group LLC                                   Blair Capital Partners                                 International
One Financial Center                                          (private equity investing)                           (network support
Boston, MA 02111                                              since September 1994                                     equipment
                                                              (formerly Chief Executive                              distributor),
                                                              Officer and Chairman of the                         Jones Lang LaSalle
                                                              Board of Directors,                                    (real estate
                                                              Continental Bank Corporation                            management
                                                              prior thereto)                                      services) and MONY
                                                                                                                      Group (life
                                                                                                                      insurance)

Anne-Lee Verville*** (age 58)       Trustee         1998      Author and speaker on                   86            Chairman of the
c/o Liberty Funds Group LLC                                   educational systems needs                                Board of
One Financial Center                                          (formerly General Manager,                           Directors, Enesco
Boston, MA 02111                                              Global Education Industry                                 Group,
                                                              from 1994 to 1997, and                                Inc. (designer,
                                                              President, Applications                                importer and
                                                              Solutions Division from 1991                          distributor of
                                                              to 1994, IBM Corporation                               giftware and
                                                              (global education and global                           collectibles)
                                                              applications))

INTERESTED TRUSTEES
William E. Mayer** (age 63)         Trustee         1994      Managing Partner, Park Avenue           87***         Lee Enterprises
c/o Liberty Funds Group LLC                                   Equity Partners (private                             (print media), WR
One Financial Center                                          equity) since February 1999                           Hambrecht + Co.
Boston, MA 02111                                              (formerly Founding Partner,                         (financial service
                                                              Development Capital LLC from                          provider), and
                                                              November 1996 to February                              First Health
                                                              1999; Dean and Professor,                              (health care)
                                                              College of Business and
                                                              Management, University of
                                                              Maryland from October 1992 to
                                                              November 1996)

Joseph R. Palombo** (age 50)       Trustee,         2000      President of Galaxy Funds               86                 None
One Financial Center            Chairman of the               since February 2003 (formerly
Boston, MA 02111                   Board and                  Vice President from September
                                   President                  2002 to February 2003);
                                                              Executive Vice President and
                                                              Chief Operating Officer of
                                                              Columbia Management Group,
                                                              Inc. (Columbia Management
                                                              Group) since November 2001;
                                                              Director, Executive Vice
                                                              President and Chief Operating
                                                              Officer of Columbia
                                                              Management Advisors, Inc.;
                                                              formerly Chief Operations
                                                              Officer of Mutual Funds,
                                                              Liberty Financial Companies,
                                                              Inc. from August 2000 to
                                                              November 2001; Executive Vice
                                                              President of Stein Roe &
                                                              Farnham, Incorporated (Stein
                                                              Roe) from April 1999 to April
                                                              2003; Executive Vice
                                                              President and Director of
                                                              Colonial Management
                                                              Associates, Inc. from April
                                                              1999 to April 2003; Director
                                                              of Stein Roe from September
                                                              2000 to April 2003; Trustee
                                                              and Chairman of the Board of
                                                              Stein Roe Mutual Funds from
                                                              October 2000; Manager of
                                                              Stein Roe Floating Rate
                                                              Limited Liability Company
                                                              since October 2000; Director
                                                              of Columbia Management
                                                              Multi-Strategy Hedge Fund,
                                                              LLC since December 2002;
                                                              (formerly Vice President of
                                                              Liberty Funds from April 1999
                                                              to August 2000; Chief
                                                              Operating Officer and Chief
                                                              Compliance Officer, Putnam
                                                              Mutual Funds from December
                                                              1993 to March 1999)

(1) In December 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board.
* In addition to serving as a disinterested trustee of Liberty Funds, Mr. Nelson serves as a disinterested director or trustee of Columbia Funds and CMG Funds, currently consisting of 15 funds and 20 funds, respectively, which are advised by an affiliate of the Advisor.
** Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. In addition to serving as an interested trustee of the Liberty Funds, Mr. Palombo serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC which is advised by the Advisor.
*** In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor. Mr. Neuhauser and Ms. Verville serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC which is advised by the Advisor.

OFFICERS AND TRANSFER AGENT

                                                     YEAR FIRST
                                                     ELECTED OR
                                POSITION WITH         APPOINTED
NAME, ADDRESS AND AGE           LIBERTY FUNDS         TO OFFICE      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Vicki L. Benjamin (age 41)          Chief               2001         Controller of the Liberty Funds and Liberty All-Star
One Financial Center              Accounting                         Funds since May 2002; Chief Accounting Officer of Liberty
Boston, MA 02111                 Officer and                         Funds and Liberty All-Star Funds since June 2001;
                                  Controller                         Controller and Chief Accounting Officer of Galaxy Funds
                                                                     since September 2002; (formerly Vice President, Corporate
                                                                     Audit, State Street Bank and Trust Company from May 1998
                                                                     to April 2001; Audit Manager from July 1994 to June 1997;
                                                                     Senior Audit Manager from July 1997 to May 1998, Coopers
                                                                     & Lybrand, LLP)

J. Kevin Connaughton (age 39)     Treasurer             2000         Treasurer of the Liberty Funds and Liberty All-Star Funds
One Financial Center                                                 since December 2000; Vice President of Columbia
Boston, MA 02111                                                     Management Advisors, Inc. since April 2003 (formerly
                                                                     Controller of the Liberty Funds and Liberty All-Star
                                                                     Funds from February 1998 to October 2000); Treasurer of
                                                                     Galaxy Funds since September 2002; Treasurer, Columbia
                                                                     Management Multi-Strategy Hedge Fund, LLC since December
                                                                     2002 (formerly Vice President of Colonial Management
                                                                     Associates, Inc. from February 1998 to October 2000;
                                                                     Senior Tax Manager, Coopers & Lybrand, LLP from April
                                                                     1996 to January 1998)

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Strategic Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.


Annual Report:
LIBERTY STRATEGIC INCOME FUND

LIBERTY STRATEGIC INCOME FUND ANNUAL REPORT, MAY 31, 2003

                                                                 PRSRT STD
                                                               U.S. POSTAGE
                                                                   PAID
                                                               HOLLISTON, MA
                                                               PERMIT NO. 20

[LIBERTY FUNDS LOGO]

     A MEMBER OF COLUMBIA MANAGEMENT GROUP

     (C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
     A MEMBER OF COLUMBIA MANAGEMENT GROUP
     ONE FINANCIAL CENTER, BOSTON, MA 02111-2621


                                                716-02/239O-0503 (07/03) 03/1833

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable at this time.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer, based on their evaluation of the Registrant's disclosure controls and procedures as of June 20, 2003, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits under the Securities Exchange Act of 1934, as amended, is accumulated and communicated to the Registrant's management, including the Chief Executive Officer and Chief Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of our evaluation.

ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CSR 270.30a-2) in the exact form set forth below: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Liberty Funds Trust I
             -------------------------------------------------------------------

By (Signature and Title)*   /s/ Joseph R. Palombo
                          ------------------------------------------------------
                            Joseph R. Palombo, President

Date  August 6, 2003
     ---------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Joseph R. Palombo
                          ------------------------------------------------------
                           Joseph R. Palombo, President

Date  August 6, 2003
     ---------------------------------------------------------------------------

By (Signature and Title)* /s/ J. Kevin Connaughton
                          ------------------------------------------------------
                           J. Kevin Connaughton, Chief Financial Officer

Date  August 6, 2003
     ---------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.